AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 25, 2009
FILE NO.333-160918
FILE NO. 811-22321

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933  [X]

Pre-Effective Amendment No. 1

AND

REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]

Amendment No. 1

MAINSTAY FUNDS TRUST
(exact name of registrant as specified in charter)

51 MADISON AVENUE, NEW YORK, NEW YORK 10010
(address of principal executive office)

REGISTRANT'S TELEPHONE NUMBER: (212) 576-7000

Marguerite E. H. Morrison, Esq. The MainStay Funds 51 Madison Avenue New York, New York 10010	Copy to:	Sander M. Bieber, Esq. Dechert LLP 1775 I Street, NW Washington, DC 20006

(NAME AND ADDRESS OF AGENT FOR SERVICE)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

Registrant elects to register an indefinite number of shares pursuant to Rule 24f-2 under the Investment Company Act of 1940.

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

EXPLANATORY STATEMENT

This Pre-Effective Amendment No. 1 to the Registration Statement of MainStay Funds Trust (the “Registrant”) is being filed for the purpose of updating the Registration Statement in response to comments of the staff of the Securities and Exchange Commission and making certain non-material changes to the Registration Statement.  The contents of Part B (the Statement of Additional Information) and all Exhibits included in the Registrant’s initial N-1A filing filed on July 30, 2009 are incorporated by reference in their entirety into this filing.  Part A (the Prospectus) and Part C (Other Information) are included in this filing.

Prospectus for MainStay Epoch Equity Funds	[October __ , 2009]
MainStay® Funds Trust
Equity Funds
MainStay Epoch U.S. Equity Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL INVESTOR CLASS, CLASS A, CLASS C OR CLASS I SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE WITH RESPECT TO THOSE CLASSES OF SECURITIES. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE CLASSES OF SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

What's Inside?
4	Overview
Equity Funds
5	MainStay Epoch U.S. Equity Fund
10	MainStay Epoch Global Choice Fund
17	MainStay Epoch Global Equity Yield Fund
24	MainStay Epoch International Small Cap Fund
31	More About Investment Strategies and Risks
36	Shareholder Guide
63	Know With Whom You Are Investing
67	Financial Highlights
Overview

This Prospectus discusses certain Funds that are series of MainStay Funds Trust, a Delaware statutory trust (collectively referred to as the "Funds"), which seek to provide varying combinations of capital appreciation and income. Each Fund is managed by New York Life Investment Management LLC ("New York Life Investments" or "Manager").

New York Life Investments has retained Epoch Investment Partners, Inc. ("Epoch" or the "Subadvisor") as the Subadvisor that is responsible for the day-to-day portfolio management for each of the Funds. For more specific information about New York Life Investments and Epoch, see "Know With Whom You're Investing—Who Manages Your Money."

The Funds are successors to the Epoch U.S. Large Cap Equity Fund, Epoch U.S. All Cap Equity Fund, Epoch Global Equity Shareholder Yield Fund and Epoch International Small Cap Fund (collectively, the "Epoch Funds") which were series of a different registered investment company for which Epoch served as investment adviser. If approved by the shareholders of the Epoch Funds at a special meeting expected to be held on or about October 30, 2009:

  Epoch U.S. Large Cap Equity Fund will merge into MainStay Epoch U.S. Equity Fund;

  Epoch U.S. All Cap Equity Fund will merge into MainStay Epoch Global Choice Fund;

  Epoch Global Equity Shareholder Yield Fund will merge into MainStay Epoch Global Equity Yield Fund; and

  Epoch International Small Cap Fund will merge into MainStay Epoch International Small Cap Fund.

Each of these transactions is referred to as a "Reorganization," and collectively, they are referred to as the "Reorganizations."

Each Fund pursues different strategies to achieve its investment objective. Unless otherwise stated, each Fund's investment objective is non-fundamental and may be changed without shareholder approval.

Not Insured—You Could Lose Money

Before considering an investment in a Fund, you should understand that you could lose money.

NAV Will Fluctuate

The value of Fund shares, also known as the net asset value ("NAV"), generally fluctuates based on the value of the Fund's holdings.

More Information

The next section of this Prospectus gives you more detailed information about the investment objectives, policies, strategies, risks, performance and expenses of each of the Funds. Please review it carefully.

MainStay Epoch U.S. Equity Fund
The MainStay Epoch U.S. Equity Fund's investment objective is to seek long-term capital appreciation.

Principal Investment Strategy

The Fund seeks to achieve its investment objective by investing in a diversified portfolio that includes equity securities of U.S. companies. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of U.S. companies with market capitalizations of $2 billion and above at the time of purchase. Generally, U.S. companies are companies organized in the U.S. and that trade primarily in U.S. securities markets. Equity securities consist of common stock, depositary receipts, real estate investment trusts ("REITs"), master limited partnerships ("MLPs"), and securities convertible into common stock, such as warrants, rights, convertible bonds, debentures and convertible preferred stocks. The Fund may also invest up to 15% of its net assets in securities of foreign companies. Generally, foreign companies are companies organized outside the U.S. and that trade primarily in non-U.S. securities markets.

Under normal market conditions, the Fund may also invest up to 20% of its net assets in high quality money market instruments and repurchase agreements.

Investment Process

Epoch, the Fund's Subadvisor, desires to produce superior risk adjusted returns by building a portfolio of businesses with outstanding risk/reward profiles without a high degree of capital risk. The Subadvisor analyzes a business in the same manner a private investor would in looking to purchase the entire company. The Subadvisor only invests in those businesses it understands and where it has confidence in the company's management and financial strength. Emphasis is placed on those companies which the Subadvisor believes are most likely to prosper under various economic conditions.

The Subadvisor may sell or reduce a position in a security that otherwise meets its objectives but is deemed less attractive relative to another security on a return/risk basis. The Subadvisor will also sell or reduce a position in a security when it sees the objectives of its investment thesis failing to materialize, or when it believes those objectives have been met and the valuation of the company's shares fully reflect the opportunities once thought unrecognized in the share price. The Subadvisor may believe that objectives are not being met for a number of reasons, such as: the economic or competitive environment might be changing; company management's execution could be disappointing; or company management has an inappropriate assessment of the company's state and the task at hand.

Principal Risks

Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with the possibility of a greater risk of loss. Some of the securities in which the Fund invests may, therefore, carry above-average risk compared to the risk of securities found in common stock indices such as the Dow Jones Industrial Average and the S&P 500® Index. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

The Fund may invest in companies with mid to small market capitalizations. Such stocks are generally less established and may be more volatile and less liquid than stocks of other companies. Smaller capitalization stocks may be more thinly traded than larger company stocks and consequently may be more volatile. The returns may vary significantly from the overall stock market. In comparison to stocks of companies with larger capitalizations, these companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes and cyclical, static or moderate growth prospects. Smaller capitalization companies may be more vulnerable to adverse business or market developments than larger-capitalization companies.

Convertible securities tend to be subordinate to other debt securities issued by the same company. The total return for a convertible security will be partly dependent upon performance of the underlying common stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Fund could lose its entire investment.

The Fund invests in foreign securities and will be subject to risks that differ from the risks of investing in securities of U.S. issuers. These risk factors include:

  fluctuating currency values;

  less liquid trading markets;

  greater price volatility;

  political and economic instability;

  less publicly available information about issuers;

  changes in U.S. or foreign tax or currency laws; and

  changes in monetary policy.

Foreign securities can be subject to most, if not all, of the risks of foreign investing. These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes.

Some of the securities in which the Fund invests may be issued by companies organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, ADRs and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the U.S. but are denominated in U.S. dollars. These securities are subject to some but not all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Investments in REITs carry many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are also subject to heavy cash flow dependency.

The Fund may invest as a limited partner in master limited partnerships. MLPs are limited partnerships in which ownership interests are publicly traded and which are operated under the supervision of one or more managing general partners. The risks of investing in a MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a MLP than investors in a corporation. Limited partners may also have more limited control and limited rights to vote on matters affecting the MLP.

Past Performance

Since the Epoch U.S. Large Cap Fund, predecessor to the MainStay Epoch U.S. Equity Fund, did not have a full calendar year of performance information, no performance information is yet available.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in the table is based on expenses incurred by Epoch U.S. Large Cap Equity Fund (the predecessor to the Fund) as of the fiscal year ended December 31, 2008 and has been been adjusted to reflect certain differences in contractual expenses and fees. It is important for investors to understand that a decline in the average net assets of Epoch U.S. Large Cap Equity Fund or the Fund during the current fiscal year due to recent market declines or other factors could cause the Fund's gross expense ratios to be higher than the gross expense information presented. However, due to the contractual expense limitations in place for Class A and Class I shares described in the footnotes to the table below, the Fund's total annual operating expenses, net of reimbursements and waivers, are expected to be the same as the Epoch U.S. Large Cap Equity Fund as of the closing date of the Reorganization.

	Investor Class	Class A	Class C	Class I
Shareholder Fees[1]
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)[2]	None	None	1.00%	None
Redemption/Exchange Fee (as a percentage of redemption proceeds)	None	None	None	None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees[3]	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees[4]	0.25%	0.25%	1.00%	None
Other Expenses[5]	0.51%	0.34%	0.51%	0.34%
Total Annual Fund Operating Expenses[6]	1.56%	1.39%	2.31%	1.14%
1	In addition to the fees described in the table, each shareholder with an account balance of less than $1,000 may be subject to a small account fee. See "Information on Fees - Small Account Fee" for more information.
2	Generally, Investor Class and Class A shares are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.
3	The management fee for the Fund is an annual percentage of the Fund's average net assets.
4	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
5	"Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.
6	Effective upon the closing date of the Reorganization, New York Life Investments has entered into a written expense limitation agreement, under which it has agreed to reimburse expenses of Class A and Class I shares of the Fund so that the total ordinary operating expenses for Class A and Class I shares of the Fund do not exceed the total annual operating expenses of the Class P and Institutional Class shares of the Fund's predecessor (adjusted to reflect any expense limitation agreements then in effect), respectively, as of the closing date of the Reorganization. New York Life Investments will apply an equivalent waiver or reimbursement, in an amount equal to the amount of basis points waived for Class A shares, to Investor Class and Class C shares of the Fund. This expense cap will be in effect for a two-year period unless extended by New York Life Investments and approved by the Fund's Board of Trustees. New York Life Investments may recoup the amount of any expense reimbursements from the Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within the year in which New York Life Investments incurred the expense.

The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class C		Class I
Expenses after			Assuming no redemption	Assuming redemption at the end of each period
1 year	$700	$684	$234	$334	$116
3 years	$1,016	$966	$721	$721	$362
5 years	$1,353	$1,269	$1,235	$1,235	$628
10 years	$2,304	$2,127	$2,646	$2,646	$1,386
MainStay Epoch Global Choice Fund
The MainStay Epoch Global Choice Fund's investment objective is to seek long-term capital appreciation.

Principal Investment Strategy

The Fund seeks to achieve its investment objective by generally investing in a portfolio consisting of equity securities of companies across all market capitalizations. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of companies located throughout the world, including the U.S. Equity securities consist of common stock, depositary receipts, REITs, MLPs, and securities convertible into common stock, such as warrants, rights, convertible bonds, debentures and convertible preferred stock. Under normal market conditions, the Fund will invest a significant amount of its assets (at least 40%, unless the Subadvisor deems market conditions to be unfavorable, in which case the Fund will invest at least 30%) in securities of foreign companies. Generally, foreign companies are companies organized outside the U.S. and that trade primarily in non-U.S. securities markets. The Fund will normally invest in companies located in at least three countries outside of the United States. Although the Fund may invest in securities across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category when the Fund's Subadvisor, Epoch, believes such companies offer attractive opportunities.

The Fund will typically hold between 20-35 securities, and these securities may be denominated in both U.S. and non-U.S. currencies. While the Fund intends to generally invest in the equity securities of companies located throughout the world, including the U.S., under normal market conditions it may also invest up to 20% of its assets in high quality money market instruments and repurchase agreements.

Investment Process

Epoch, the Fund's Subadvisor, desires to produce superior risk adjusted returns by building a portfolio of businesses with outstanding risk/reward profiles without a high degree of capital risk. The Subadvisor analyzes a business in the same manner a private investor would in looking to purchase the entire company. The Subadvisor only invests in those businesses it understands and where it has confidence in the company's management and financial strength. Emphasis is placed on those companies which the Subadvisor believes are most likely to prosper under various economic conditions.

The Subadvisor may sell or reduce a position in a security that otherwise meets its objectives but is deemed less attractive relative to another security on a return/risk basis. The Subadvisor will also sell or reduce a position in a security when it sees the objectives of its investment thesis failing to materialize, or when it believes those objectives have been met and the valuation of the company's shares fully reflect the opportunities once thought unrecognized in the share price. The Subadvisor may believe that objectives are not being met for a number of reasons, such as: the economic or competitive environment might be changing; the company management's execution could be disappointing; or company management has an inappropriate assessment of the company's state and the task at hand.

Principal Risks

Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with the possibility of a greater risk of loss. Some of the securities in which the Fund invests may, therefore, carry above-average risk compared to the risk of securities found in common stock indices such as the Dow Jones Industrial Average and the S&P 500® Index. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

The Fund may invest in companies with mid to small market capitalizations. Such stocks are generally less established and may be more volatile and less liquid than stocks of other companies. Smaller capitalization stocks may be more thinly traded than larger company stocks and consequently may be more volatile. The returns may vary significantly from the overall stock market. In comparison to stocks of companies with larger capitalizations, these companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes and cyclical, static or moderate growth prospects. Smaller capitalization companies may be more vulnerable to adverse business or market developments than larger-capitalization companies.

Convertible securities tend to be subordinate to other debt securities issued by the same company. The total return for a convertible security will be partly dependent upon performance of the underlying common stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Fund could lose its entire investment.

The Fund will typically hold between 20 and 35 securities. As a result, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility. The Fund will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer.

Since the Fund invests a significant portion of its assets in foreign securities, it will be subject to risks that differ from the risks of investing in securities of U.S. issuers.

These risk factors include:

  fluctuating currency values;

  less liquid trading markets;

  greater price volatility;

  political and economic instability;

  less publicly available information about issuers;

  changes in U.S. or foreign tax or currency laws; and

  changes in monetary policy.

Some of the securities in which the Fund invests may be issued by companies organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, ADRs and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the U.S. but are denominated in U.S. dollars. These securities are subject to some but not all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.
Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. Risks relating to withholding or other taxes, trading, settlement, custodial and other operational risks, and the loss of stringent investor protection and disclosure standards in some foreign markets may cause the Fund's share price to be more volatile than that of a U.S.-only Fund.

The Fund may also incur higher expenses and costs when making foreign investments, which could affect the Fund's total return.

Changes affecting particular regions or sectors of international markets may also have a significant impact on the Fund.

These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes. Emerging market countries may have economic structures that are less mature and political systems that are less stable. Moreover, emerging market countries may have less developed securities markets, high inflation, and rapidly changing interest and currency exchange rates.

Some of the foreign securities in which the Fund invests may be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets.

Investments in REITs carry many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are also subject to heavy cash flow dependency.

The Fund may invest as a limited partner in master limited partnerships. MLPs are limited partnerships in which ownership interests are publicly traded and which are operated under the supervision of one or more managing general partners. The risks of investing in a MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a MLP than investors in a corporation. Limited partners may also have more limited control and limited rights to vote on matters affecting the MLP.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied since inception. The table shows how the Fund's average annual total returns (before and after taxes) for a one year period and since inception compared to those of two broad-based securities market indices. Performance figures for Class I shares and Class A shares reflect the historical performance of the Institutional shares and the Class P shares, respectively, each of the Epoch U.S. All Cap Equity Fund (a predecessor to the Fund, which was subject to a different fee structure and had different principal investment strategies and investment process, and for which Epoch served as investment adviser). Absent expense limitations and/or fee waivers/reimbursements that were applicable to the Epoch U.S. All Cap Fund, performance would have been lower. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Class C and Investor Class shares of the Fund have no performance history.

As of June 30, 2009, the Class I shares of the Fund has a year to date return of 5.52%.

Annual Returns, Class I Shares

(by calendar year 2006-2008)

Best and Worst Quarterly Returns, Class I Shares
(2006-2008)
	Returns	Quarter/Year
Highest return/best quarter	6.47%	4Q/06
Lowest return/worst quarter	-23.70%	4Q/08

Average Annual Total Returns
(for the periods ended December 31, 2008)[1]
	1 year	Since Inception
MainStay Epoch Global Choice Fund
Return Before Taxes on Distributions
Class A	-37.63%	-11.27%
Class I	-36.37%	-6.73%
Return After Taxes on Distributions[2]
Class I	-36.48%	-7.10%
Return After Taxes on Distributions and Sale of Fund Shares[2]
Class I	-23.64%	-5.64%
MSCI World Index[3] (reflects no deductions for fees, expenses, or taxes)	-40.71%	-5.23%
Russell 3000® Index[4] (reflects no deductions for fees, expenses, or taxes)	-37.30%	-12.14%
1	See disclosure under "Past Performance" for a discussion regarding the use of historical performance. Class I shares (formerly Institutional Class shares of Epoch U.S. All Cap Equity Fund) commenced operations on July 25, 2005 and Class A shares (formerly Class P shares of the Epoch U.S. All Cap Equity Fund) commenced operations on August 15, 2006.
2	After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares of the Fund. After-tax returns for other share classes may vary.
3	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007, the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The Fund has selected the MSCI World Index as its primary benchmark index in replacement of the Russell 3000® Index as a result of changing its principal investment strategies and process. The Fund has retained the Russell 3000® Index as its secondary benchmark.
4	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in the table is based on expenses incurred by Epoch U.S. All Cap Equity Fund (the predecessor to the Fund) as of the fiscal year ended December 31, 2008 and has been been adjusted to reflect certain differences in contractual expenses and fees. It is important for investors to understand that a decline in the average net assets of Epoch U.S. All Cap Equity Fund or the Fund during the current fiscal year due to recent market declines or other factors could cause the Fund's gross expense ratios to be higher than the gross expense information presented. However, due to the contractual expense limitations in place for Class A and Class I shares described in the footnotes to the table below, the Fund's total annual operating expenses, net of reimbursements and waivers, are expected to be the same as the Epoch U.S. All Cap Equity Fund as of the closing date of the Reorganization.

	Investor Class	Class A	Class C	Class I
Shareholder Fees[1]
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)[2]	None	None	1.00%	None
Redemption/Exchange Fee (as a percentage of redemption proceeds)[3]	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees[4]	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees[5]	0.25%	0.25%	1.00%	None
Other Expenses[6]	0.48%	0.31%	0.48%	0.31%
Total Annual Fund Operating Expenses[7]	1.73%	1.56%	2.48%	1.31%
1	In addition to the fees described in the table, each shareholder with an account balance of less than $1,000 may be subject to a small account fee. See "Information on Fees - Small Account Fee" for more information.
2	Generally, Investor Class and Class A shares are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.
3	The redemption fee applies to redemptions (including exchanges) of any class of shares made within 60 days of purchase. The fee, where applicable, is deducted from your redemption proceeds and is payable to the Fund. The fee is designed to ensure that the transaction and administrative costs are borne by investors making the short-term transactions and not by long-term shareholders in the Fund. Please see "Redemption Fee" in the in the section entitled "Shareholder Guide" for additional information.
4	The management fee for the Fund is an annual percentage of the Fund's average net assets.
5	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
6	"Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.
7	Effective upon the closing date of the Reorganization, New York Life Investments has entered into a written expense limitation agreement, under which it has agreed to reimburse expenses of Class A and Class I shares of the Fund so that the total ordinary operating expenses for Class A and Class I shares of the Fund do not exceed the total annual operating expenses of the Class P and Institutional Class shares of the Fund's predecessor (adjusted to reflect any expense limitation agreements then in effect), respectively, as of the closing date of the Reorganization. New York Life Investments will apply an equivalent waiver or reimbursement, in an amount equal to the amount of basis points waived for Class A shares, to Investor Class and Class C shares of the Fund. This expense cap will be in effect for a two-year period unless extended by New York Life Investments and approved by the Fund's Board of Trustees. New York Life Investments may recoup the amount of any expense reimbursements from the Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within the year in which New York Life Investments incurred the expense.

The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class C		Class I
Expenses after			Assuming no redemption	Assuming redemption at the end of each period
1 year	$716	$700	$251	$351	$133
3 years	$1,065	$1,016	$773	$773	$415
5 years	$1,437	$1,353	$1,321	$1,321	$718
10 years	$2,479	$2,304	$2,816	$2,816	$1,579
MainStay Epoch Global Equity Yield Fund
The MainStay Epoch Global Equity Yield Fund's investment objective is to seek to provide a high level of income. Capital appreciation is a secondary investment objective.

Principal Investment Strategy

The Fund seeks to achieve its investment objectives by generally investing in a diversified portfolio consisting of equity securities of companies located throughout the world, including the U.S., that have a history of attractive dividend yields and positive growth in free cash flow. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of dividend-paying companies. The Fund may invest up to 20% of its assets in securities issued by companies located in emerging markets when the Fund's Subadvisor, Epoch, believes they represent attractive investment opportunities. The Fund may invest up to 20% of its assets in investment grade fixed income securities in U.S. and international markets. Securities held by the fund may be denominated in both U.S. and non-U.S. currencies.

Under normal market conditions, the Fund will invest a significant amount of its assets (at least 40%, unless the Subadvisor deems market conditions to be unfavorable, in which case the Fund will invest at least 30%) in securities of foreign companies. Generally, foreign companies are companies organized outside the U.S. and that trade primarily in non-U.S. securities markets. The Fund will normally invest in companies located in at least three countries outside of the United States.

The Fund's goal is to produce an efficient portfolio on a risk/return basis with a dividend yield that exceeds the dividend yield of the MSCI World Index.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets. The market capitalizations of companies in the Index fluctuate and as of June 30, 2009, they ranged from $981 million to $341 billion.

Investment Process

In determining which portfolio securities to purchase, the Subadvisor utilizes an investment strategy that combines bottom-up stock research and selection with top-down analysis. The Subadvisor seeks securities of companies with solid long-term prospects, attractive valuation comparisons and adequate market liquidity. The stocks the Subadvisor finds attractive generally have valuations lower than the Subadvisor's perception of their fundamental value.

The Subadvisor may sell or reduce a position in a security that otherwise meets its objectives but is deemed less attractive relative to another security on a return/risk basis. The Subadvisor will also sell or reduce a position in a security when it sees the objectives of its investment thesis failing to materialize, or when it believes those objectives have been met and the valuation of the company's shares fully reflect the opportunities once thought unrecognized in share price. The Subadvisor may believe that objectives are not being met for a number of reasons, such as: the economic or competitive environment might be changing; the company management's execution could be disappointing; or company management has an inappropriate assessment of the company's state and the task at hand.

Principal Risks

Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with the possibility of a greater risk of loss. Some of the securities in which the Fund invests may, therefore, carry above-average risk compared to the risk of securities found in common stock indices such as the Dow Jones Industrial Average and the S&P 500® Index. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

The Fund may invest in companies with mid to small market capitalizations. Such stocks are generally less established and may be more volatile and less liquid than stocks of other companies. Smaller capitalization stocks may be more thinly traded than larger company stocks and consequently may be more volatile. The returns may vary significantly from the overall stock market. In comparison to stocks of companies with larger capitalizations, these companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes and cyclical, static or moderate growth prospects. Smaller capitalization companies may be more vulnerable to adverse business or market developments than larger-capitalization companies.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Since the Fund invests a significant portion of its assets in foreign securities, it will be subject to risks that differ from the risks of investing in securities of U.S. issuers.

These risk factors include:

  fluctuating currency values;

  less liquid trading markets;

  greater price volatility;

  political and economic instability;

  less publicly available information about issuers;

  changes in U.S. or foreign tax or currency laws; and

  changes in monetary policy.

Some of the securities in which the Fund invests may be issued by companies organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, ADRs and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the U.S. but are denominated in U.S. dollars. These securities are subject to some but not all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.
Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. Risks relating to withholding or other taxes, trading, settlement, custodial and other operational risks, and the loss of stringent investor protection and disclosure standards in some foreign markets may cause the Fund's share price to be more volatile than that of a U.S.-only Fund.

The Fund may also incur higher expenses and costs when making foreign investments, which could affect the Fund's total return.

Changes affecting particular regions or sectors of international markets may also have a significant impact on the Fund.

These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes. Emerging market countries may have economic structures that are less mature and political systems that are less stable. Moreover, emerging market countries may have less developed securities markets, high inflation, and rapidly changing interest and currency exchange rates.

Some of the foreign securities in which the Fund invests may be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets.

Investments in fixed-income securities are subject to the risk that interest rates could rise, causing the value of the Fund's fixed-income securities and share price to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds in a fund, the more a fund's share price will fluctuate in response to interest rate changes. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied since inception. The table shows how the Fund's average annual total returns (before and after taxes) for a one year period and since inception compared to those of a broad-based securities market index. Performance figures for Class I shares and Class A shares reflect the historical performance of the Institutional shares and the Class P shares, respectively, each of the Epoch Global Equity Shareholder Yield Fund (a predecessor to the Fund, which was subject to a different fee structure, and for which Epoch served as investment adviser). Absent expense limitations and/or fee waivers/reimbursements that were applicable to the Epoch Global Equity Shareholder Yield Fund, performance would have been lower. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Class C and Investor Class shares of the Fund have no performance history.

As of June 30, 2009, the Class I shares of the Fund had a year to date return of 1.86%.

Annual Returns, Class I Shares

(by calendar year 2006-2008)

Best and Worst Quarterly Returns, Class I Shares
(2006-2008)
	Returns	Quarter/Year
Highest return/best quarter	10.09%	4Q/06
Lowest return/worst quarter	-15.14%	4Q/08

Average Annual Total Returns
(for the periods ended December 31, 2008)[1]
	1 year	Since Inception
MainStay Epoch Global Equity Yield Fund
Return Before Taxes on Distributions
Class A	-32.19%	-7.19%
Class I	-32.10%	-2.76%
Return After Taxes on Distributions[2]
Class I	-33.11%	-4.49%
Return After Taxes on Distributions and Sale of Fund Shares[2]
Class I	-20.68%	-2.94%
MSCI World Index[3] (reflects no deductions for fees, expenses, or taxes)	-40.71%	-8.40%
BMI World Index[4]	-41.08%	-8.13%
1	See disclosure under "Past Performance" for a discussion regarding the use of historical performance. Class I shares (formerly Institutional Class shares of Epoch Global Equity Shareholder Yield Fund) commenced operations on December 27, 2005 and Class A shares (formerly Class P shares of the Epoch Global Equity Shareholder Yield Fund) commenced operations on August 2, 2006.
2	After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares of the Fund. After-tax returns for other share classes may vary.
3	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007, the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The Fund has selected the MSCI World Index as its primary benchmark in replacement of the BMI World Index because it believes the MSCI World Index is more reflective of the Fund's current investment style.
4	The BMI World Index is an unmanaged index that reflects the stock markets of over 30 countries and over 9,000 securities with values expressed in U.S. dollars. It is not adjusted to reflect deductions for fees, expenses or taxes that the SEC requires to be reflected in the Fund's performance.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in the table is based on expenses incurred by Epoch Global Equity Shareholder Yield Fund (the predecessor to the Fund) as of the fiscal year ended December 31, 2008 and has been been adjusted to reflect certain differences in contractual expenses and fees. It is important for investors to understand that a decline in the average net assets of Epoch Global Equity Shareholder Yield Fund or the Fund during the current fiscal year due to recent market declines or other factors could cause the Fund's expense ratios to be higher than the expense information presented. However, due to the contractual expense limitations in place for Class A and Class I shares described in the footnotes to the table below, the Fund's total annual operating expenses, net of reimbursements and waivers, are expected to be the same as the Epoch Global Equity Shareholder Yield Fund as of the closing date of the Reorganization.

	Investor Class	Class A	Class C	Class I
Shareholder Fees[1]
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)[2]	None	None	1.00%	None
Redemption/Exchange Fee (as a percentage of redemption proceeds)[3]	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees[4]	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees[5]	0.25%	0.25%	1.00%	None
Other Expenses[6]	0.28%	0.11%	0.28%	0.11%
Total Annual Fund Operating Expenses[7]	1.23%	1.06%	1.98%	0.81%
1	In addition to the fees described in the table, each shareholder with an account balance of less than $1,000 may be subject to a small account fee. See "Information on Fees - Small Account Fee" for more information.
2	Generally, Investor Class and Class A shares are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.
3	The redemption fee applies to redemptions (including exchanges) of any class of shares made within 60 days of purchase. The fee, where applicable, is deducted from your redemption proceeds and is payable to the Fund. The fee is designed to ensure that the transaction and administrative costs are borne by investors making the short-term transactions and not by long-term shareholders in the Fund. Please see "Redemption Fee" in the in the section entitled "Shareholder Guide" for additional information.
4	The management fee for the Fund is an annual percentage of the Fund's average net assets.
5	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
6	"Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.
7	Effective upon the closing date of the Reorganization, New York Life Investments has entered into a written expense limitation agreement, under which it has agreed to reimburse expenses of Class A and Class I shares of the Fund so that the total ordinary operating expenses for Class A and Class I shares of the Fund do not exceed the total annual operating expenses of the Class P and Institutional Class shares of the Fund's predecessor (adjusted to reflect any expense limitation agreements then in effect), respectively, as of the closing date of the Reorganization. New York Life Investments will apply an equivalent waiver or reimbursement, in an amount equal to the amount of basis points waived for Class A shares, to Investor Class and Class C shares of the Fund. This expense cap will be in effect for a two-year period unless extended by New York Life Investments and approved by the Fund's Board of Trustees. New York Life Investments may recoup the amount of any expense reimbursements from the Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within the year in which New York Life Investments incurred the expense.

The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class C		Class I
Expenses after			Assuming no redemption	Assuming redemption at the end of each period
1 year	$668	$652	$201	$301	$83
3 years	$919	$869	$621	$621	$259
5 years	$1,188	$1,103	$1,068	$1,068	$450
10 years	$1,957	$1,773	$2,306	$2,306	$1,002
MainStay Epoch International Small Cap Fund
The MainStay Epoch International Small Cap Fund's investment objective is to seek long-term capital appreciation.

Principal Investment Strategy

The Fund seeks to achieve its investment objective by investing in a diversified portfolio consisting mostly of equity securities of companies located outside the U.S. Under normal circumstances, the Fund will invest at least 80% of its assets in the equity securities of "small capitalization" companies located outside of the U.S. Equity securities consist of common stock, depositary receipts, and securities convertible into common stock, such as warrants, rights, convertible bonds, debentures and convertible preferred stocks. Typically, a company is considered to be a "small capitalization" company if it has, at the time of purchase by the Fund, a market capitalization that is below $5 billion or in the range of the companies included in the MSCI World ex USA Small Cap Index (which ranged from approximately $26 million to $4 billion as of August 31, 2009). The Fund will normally invest in companies located in at least three countries outside of the United States. A company is considered to be located in a particular country if it: (i) is organized under the laws of the country; (ii) has securities which are principally traded on a stock exchange in the country; (iii) derives at least 50% of its revenues from goods produced or sold, investments made, or services performed in the country; or (iv) maintains at least 50% of its assets in the country. Although the Fund is not subject to any additional geographic requirement, the Fund expects that the majority of its investments will be in the developed markets of Western Europe and Asia. The Fund may invest more than 25% of its assets in securities of companies located in each of the United Kingdom and Japan.

Investment Process

Epoch, the Fund's Subadvisor, utilizes an investment strategy that combines bottom-up stock research and selection with top-down analysis. The Subadvisor seeks securities of companies with solid long-term prospects, attractive valuation comparisons and adequate market liquidity. The stocks the Subadvisor finds attractive generally have valuations lower than the Subadvisor's perception of their fundamental value.

The Subadvisor may sell or reduce a position in a security that otherwise meets its objectives but is deemed less attractive relative to another security on a return/risk basis. The Subadvisor will also sell or reduce a position in a security when it sees the objectives of its investment thesis failing to materialize, or when it believes those objectives have been met and the valuation of the company's shares fully reflect the opportunities once thought unrecognized in the share price. The Subadvisor may believe that objectives are not being met for a number of reasons, such as: the economic or competitive environment might be changing; the company management's execution could be disappointing; or company management has an inappropriate assessment of the company's state and the task at hand.

Principal Risks

Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with the possibility of a greater risk of loss. Some of the securities in which the Fund invests may, therefore, carry above-average risk compared to the risk of securities found in common stock indices such as the Dow Jones Industrial Average and the S&P 500® Index. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

The Fund may invest in companies with mid to small market capitalizations. Such stocks are generally less established and may be more volatile and less liquid than stocks of other companies. Smaller capitalization stocks may be more thinly traded than larger company stocks and consequently may be more volatile. The returns may vary significantly from the overall stock market. In comparison to stocks of companies with larger capitalizations, these companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes and cyclical, static or moderate growth prospects. Smaller capitalization companies may be more vulnerable to adverse business or market developments than larger-capitalization companies.

Since the Fund invests a significant portion of its assets in foreign securities, it will be subject to risks that differ from the risks of investing in securities of U.S. issuers.

These risk factors include:

  fluctuating currency values;

  less liquid trading markets;

  greater price volatility;

  political and economic instability;

  less publicly available information about issuers;

  changes in U.S. or foreign tax or currency laws; and

  changes in monetary policy.

Some of the securities in which the Fund invests may be issued by companies organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, ADRs and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the U.S. but are denominated in U.S. dollars. These securities are subject to some but not all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.
Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. Risks relating to withholding or other taxes, trading, settlement, custodial and other operational risks, and the loss of stringent investor protection and disclosure standards in some foreign markets may cause the Fund's share price to be more volatile than that of a U.S.-only Fund.

The Fund may also incur higher expenses and costs when making foreign investments, which could affect the Fund's total return.

Changes affecting particular regions or sectors of international markets may also have a significant impact on the Fund.

These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes. Emerging market countries may have economic structures that are less mature and political systems that are less stable. Moreover, emerging market countries may have less developed securities markets, high inflation, and rapidly changing interest and currency exchange rates.

Some of the foreign securities in which the Fund invests may be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets.

Convertible securities tend to be subordinate to other debt securities issued by the same company. The total return for a convertible security will be partly dependent upon performance of the underlying common stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Fund could lose its entire investment.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you may pay taxes, even if you do not sell any shares by year-end).

Portfolio turnover measures the amount of trading a Fund does during the year.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied since inception. The table shows how the Fund's average annual total returns (before and after taxes) for a one year period and since inception compared to those of a broad-based securities market index. Performance figures for Class I shares and Class A shares reflect the historical performance of the Institutional shares and the Class P shares, respectively, each of the Epoch International Small Cap Fund (a predecessor to the Fund, which was subject to a different fee structure, and for which Epoch served as investment adviser). Absent expense limitations and/or fee waivers/reimbursements that were applicable to the Epoch International Small Cap Fund, performance would have been lower. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Class C and Investor Class shares of the Fund have no performance history.

As of June 30, 2009, the Class I shares of the Fund had a year to date return of 16.13%.

Annual Returns, Class I Shares

(by calendar year 2006-2008)

Best and Worst Quarterly Returns, Class I Shares
(2006-2008)
	Returns	Quarter/Year
Highest return/best quarter	17.68%	1Q/06
Lowest return/worst quarter	-26.68%	3Q/08

Average Annual Total Returns
(for the periods ended December 31, 2008)[1]
	1 year	Since Inception
MainStay Epoch International Small Cap Fund
Return Before Taxes on Distributions
Class A	-49.01%	-14.55%
Class I	-48.89%	-1.91%
Return After Taxes on Distributions[2]
Class I	-49.87%	-1.91%
Return After Taxes on Distributions and Sale of Fund Shares[2]
Class I	-31.30%	-0.36%
MSCI World Ex. U.S. Small Cap Index [3] (reflects no deductions for fees, expenses, or taxes)	-48.03%	-5.54%
S&P EPAC Small Cap Index[4]	-46.60%	-2.45%
1	See disclosure under "Past Performance" for a discussion regarding the use of historical performance. Class I shares (formerly Institutional Class shares of Epoch International Small Cap Fund) commenced operations on January 25, 2005 and Class A shares (formerly Class P shares of Epoch International Small Cap Fund) commenced operations on August 2, 2006.
2	After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares of the Fund. After-tax returns for other share classes may vary.
3	The MSCI World ex U.S. Small Cap Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World ex U.S. Small Cap Index currently consists of the following 22 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. This index is unmanaged and investors cannot invest directly in this index. The Fund has selected the MSCI World ex U.S. Small Cap Index as its primary benchmark index in replacement of the S&P EPAC Small Cap Index because it believes the MSCI World ex U.S. Small Cap Index is more reflective of the Fund's current investment style.
4	The S&P EPAC Small Cap Index is an unmanaged relative small cap index measuring the performance of a diverse range of global markets including every stock with over $100 million (U.S. dollars) in float adjusted market cap. The S&P EPAC Index is made up of stocks int he bottom 20% market cap of each country. The index is not adjusted to reflect deductions for fees, expenses or taxes that the SEC requires to be reflected in the Fund's performance.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in the table is based on expenses incurred by Epoch International Small Cap Fund (the predecessor to the Fund) as of the fiscal year ended December 31, 2008 and has been been adjusted to reflect certain differences in contractual expenses and fees. It is important for investors to understand that a decline in the average net assets of Epoch International Small Cap Fund or the Fund during the current fiscal year due to recent market declines or other factors could cause the Fund's expense ratios to be higher than the expense information presented. However, due to the contractual expense limitations in place for Class A and Class I shares described in the footnotes to the table below, the Fund's total annual operating expenses, net of reimbursements and waivers, are expected to be the same as the Epoch International Small Cap Fund as of the closing date of the Reorganization.

	Investor Class	Class A	Class C	Class I
Shareholder Fees[1]
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)[2]	None	None	1.00%	None
Redemption/Exchange Fee (as a percentage of redemption proceeds)[3]	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees[4]	1.10%	1.10%	1.10%	1.10%
Distribution and/or Service (12b-1) Fees[5]	0.25%	0.25%	1.00%	None
Other Expenses[6]	0.37%	0.20%	0.37%	0.20%
Total Annual Fund Operating Expenses[7]	1.72%	1.55%	2.47%	1.30%
1	In addition to the fees described in the table, each shareholder with an account balance of less than $1,000 may be subject to a small account fee. See "Information on Fees - Small Account Fee" for more information.
2	Generally, Investor Class and Class A shares are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.
3	The redemption fee applies to redemptions (including exchanges) of any class of shares made within 60 days of purchase. The fee, where applicable, is deducted from your redemption proceeds and is payable to the Fund. The fee is designed to ensure that the transaction and administrative costs are borne by investors making the short-term transactions and not by long-term shareholders in the Fund. Please see "Redemption Fee" in the in the section entitled "Shareholder Guide" for additional information.
4	The management fee for the Fund is an annual percentage of the Fund's average net assets.
5	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
6	"Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.
7	Effective upon the closing date of the Reorganization, New York Life Investments has entered into a written expense limitation agreement, under which it has agreed to reimburse expenses of Class A and Class I shares of the Fund so that the total ordinary operating expenses for Class A and Class I shares of the Fund do not exceed the total annual operating expenses of the Class P and Institutional Class shares of the Fund's predecessor (adjusted to reflect any expense limitation agreements then in effect), respectively, as of the closing date of the Reorganization. New York Life Investments will apply an equivalent waiver or reimbursement, in an amount equal to the amount of basis points waived for Class A shares, to Investor Class and Class C shares of the Fund. This expense cap will be in effect for a two-year period unless extended by New York Life Investments and approved by the Fund's Board of Trustees. New York Life Investments may recoup the amount of any expense reimbursements from the Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within the year in which New York Life Investments incurred the expense.

The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class C		Class I
Expenses after			Assuming no redemption	Assuming redemption at the end of each period
1 year	$715	$699	$250	$350	$132
3 years	$1,062	$1,013	$770	$770	$412
5 years	$1,432	$1,348	$1,316	$1,316	$713
10 years	$2,469	$2,294	$2,806	$2,806	$1,568
More About Investment Strategies and Risks
Information about each Fund's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to one or more of the Funds.

Additional information about the investment practices of the Funds and risks pertinent to these practices is included in the Statement of Additional Information ("SAI") (see the back cover of this Prospectus). The following is provided in alphabetical order and not in order of importance.

American Depositary Receipts ("ADRs")

The Funds may invest in ADRs. ADRs, which are typically issued by a U.S. financial institution (a "depositary"), evidence ownership interests in a security or pool of securities issued by a foreign company which are held by a depositary. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. Because ADRs are not denominated in the same currency as the underlying securities into which they may be converted, they are subject to currency risks. In addition, depositary receipts involve many of the same risks of investing directly in foreign securities. Generally, ADRs are considered to be foreign securities.

Debt Securities

The Funds may invest in debt instruments for income or other reasons. Investors buy debt instruments primarily to profit through interest payments. Governments, banks and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation):

  bonds;

  notes; and

  debentures.

Some debt securities pay interest at fixed rates of return, while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include (without limitation):

  Credit risk: The purchaser of a debt security lends money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment.

  Maturity risk: A debt security with a longer maturity may fluctuate in value more than a debt security with a shorter maturity. Therefore, the net asset value of a Fund that holds debt securities with a longer average maturity may fluctuate in value more than the net asset value of a Fund that holds debt securities with a shorter average maturity.

  Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

  Interest rate risk: The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up.

Derivative Securities

The Funds may invest in derivative securities, or "derivatives." The value of derivative securities is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices and include options, futures, options on futures and swap agreements. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivative securities may be hard to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency or index. As a result, derivatives can be highly volatile. If the Manager or the Subadvisor is incorrect about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss. When using derivatives, there is a risk that a Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. In particular, credit default swaps can result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default is based. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearinghouse. In the event of the bankruptcy or insolvency of a counterparty, the Fund could experience the loss of some or all of its investment or experience delays in liquidating its positions, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, and an inability to realize any gains on its investment during such period. A Fund may also incur fees and expenses in enforcing its rights. In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities.

As investment companies registered with the SEC, the Funds must "cover" open positions with respect to certain kinds of derivatives instruments.

Equity Securities

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy the equity securities of a corporation you become a part owner of the issuing corporation. Equity securities may be bought on stock exchanges, such as the New York Stock Exchange, NASDAQ Stock Market, Inc. ("NASDAQ"), the American Stock Exchange, foreign stock exchanges, or in the over-the-counter market, such as NASDAQ's Over-the-Counter Bulletin Board. There are many different types of equity securities, including (without limitation):

  common and preferred stocks;

  convertible securities;

  American Depositary Receipts ("ADRs"); and

  real estate investment trusts ("REITs").

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid. The risks involved with investing in common stocks and other equity securities include (without limitation):

  Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

  Industry and company conditions: Certain industries or individual companies may come in and out of favor with investors. In addition, changing technology and competition may make the equity securities of a company or industry more volatile.

  Security selection: A manager may not be able to consistently select equity securities that appreciate in value, or anticipate changes that can adversely affect the value of a Fund's holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

Foreign Securities

Generally, foreign securities are issued by companies organized outside the U.S. and are traded primarily in markets outside the U.S. Generally, ADRs are considered to be foreign securities. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in countries with developed securities markets and more advanced regulatory systems.

Many of the foreign securities in which the Funds invest will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. However, a Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques" below.

Illiquid and Restricted Securities

A Fund's investments may include illiquid securities or restricted securities. The principal risk of investing in illiquid and restricted securities is that they may be difficult to sell. Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. Illiquid securities are securities that have no ready market.

Initial Public Offerings

The Funds may invest in securities that are made available in initial public offerings ("IPOs"). IPO securities may be volatile, and the Funds cannot predict whether investments in IPOs will be successful. As a Fund grows in size, the positive effect of IPO investments on the Fund may decrease.

Investment Policies and Objectives

For some of the Funds, the discussion of Principal Investment Strategy states that the relevant Fund normally invests at least 80% of its assets in a particular type of investment. For these purposes "assets" means the Fund's net assets plus any borrowings for investment purposes. Under normal circumstances, the 80% requirement must be complied with at the time the Fund invests its assets. A Fund that, under normal circumstances, no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, would not have to sell its holdings but would have to make any new investments in such a way as to bring the portfolio more into compliance with the 80% requirement. Where other than normal circumstances exist, a Fund would not be subject to such constraints on new investments.

When the discussion states that a Fund invests primarily in a certain type or style of investment, this means that under normal circumstances the Fund will invest at least 65% of its assets, as described above, in that type or style of investment. Unless otherwise stated, each Fund's investment objective is non-fundamental and may be changed without shareholder approval.

Investments in Technology Sector

Certain Funds intend to invest in competitive sectors of the economy, such as the technology sector. When investing in such sectors, the Funds may invest in companies that are exposed to the risk of increased competition and rapidly changing technology, which can result in the obsolescence of a product or technology.

Lending of Portfolio Securities

All of the Funds may lend their portfolio securities. Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Manager, the Subadvisor, or its agent, will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

Portfolio Turnover

Portfolio turnover measures the amount of trading a Fund does during the year. Due to their trading strategies, certain Funds may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Fund is found in the Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. A Fund with a high turnover rate (at or over 100%) often will have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

Real Estate Investment Trusts ("REITs")

The Funds may invest in REITs. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

Risk Management Techniques

Various techniques can be used to increase or decrease a Fund's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of a Fund's portfolio of investments. For example, to gain exposure to a particular market, a Fund may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as "hedging." If the Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Swap Agreements

Certain Funds may enter into interest rate, credit default, index, equity, and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return. For additional information on swaps, see "Derivative Securities" above.

Whether a Fund's use of swap agreements will be successful will depend on whether the Manager or Subadvisor correctly predicts movements in interest rates, indices and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. There is a risk that the other party could go bankrupt and the Fund would lose the value of the security it should have received in the swap. See the "Tax Information" section in the SAI for information regarding the tax considerations relating to swap agreements.

Temporary Defensive Investments

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, each Fund may invest outside the scope of its principal investment strategies. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, a Fund may invest without limit in cash or money market and other investments.

When-Issued Securities and Forward Commitments

Debt securities are often issued on a when-issued or forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. There is a risk that the security could be worth less when it is issued than the price the Fund agreed to pay when it made the commitment. Similarly, a Fund may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedure and risks exist for forward commitments as for when-issued securities.

Shareholder Guide

The following pages are intended to help you understand the costs associated with buying, holding and selling your Fund investments. Please note that shares of the Funds may not be currently available for purchase by foreign investors.

Before You Invest:
Deciding Which Class of Shares to Buy

This Prospectus offers Investor Class, and Classes A, C and I shares of the Funds. Each share class of a Fund represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon how you wish to purchase shares of a Fund and the Fund in which you wish to invest, the share classes available to you may vary.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Important factors to consider include:

  how much you plan to invest;

  how long you plan to hold your shares;

  total expenses associated with each class of shares; and

  whether you qualify for any reduction or waiver of sales charge.

As with any business, running a mutual fund involves costs. There are regular Fund operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees. These Fund-wide operating costs are typically paid from the assets of a Fund, and thus, all investors in the Fund indirectly share the costs. These expenses for each Fund are presented earlier in this Prospectus in the tables titled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." As the fee tables show, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, the costs may be allocated differently among the share classes. Most significant among the class-specific costs are:

  Distribution and/or Service (12b-1) Fee—named after the Securities and Exchange Commission ("SEC") rule that permits their payment, "12b-1 fees" are paid by a class of shares to the Funds' distributor, NYLIFE Distributors LLC ("Distributor"), for distribution and/or shareholder services such as marketing and selling Fund shares, compensating brokers and others who sell Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.

An important point to keep in mind about 12b-1 fees and shareholder service fees is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid. See "Information on Fees" in this section for more information about these fees.

In addition to regular Fund operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial advisor for helping you with your investment decisions or redemption fees imposed to discourage short-term trading. The Funds typically cover such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. These charges and fees for each Fund are presented earlier in this Prospectus in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Shareholder Fees." Such charges and fees include:

  Initial Sales Charge—also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Investor Class and Class A shares and is used to compensate the Distributor and/or your financial advisor for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the amount available to purchase Fund shares.

  Contingent Deferred Sales Charge—also known as a "CDSC" or "back-end sales load," refers to a sales load that is deducted from the proceeds when you redeem Fund shares (that is, sell shares back to the Fund). The amount of the CDSC that you pay will depend on how long you hold your shares and decreases to zero if you hold your shares long enough. Although you pay no sales charge at the time of purchase, the Distributor typically pays your financial advisor a commission up-front. In part to compensate the Distributor for this expense over time, you will pay a higher ongoing 12b-1 fee. Over time, these fees may cost you more than paying an initial sales charge.

Distribution and/or service (12b-1) fees, initial sales charges and contingent deferred sales charges are each discussed in more detail in this Shareholder Guide. The following table gives you a summary of the differences among share classes with respect to such fees and other important factors:

Summary of Important Differences Among Share Classes
	Investor Class	Class A	Class C	Class I
Initial sales charge	Yes	Yes	None[1]	None
Contingent deferred sales charge	None[1]	None[1]	1% on sale of shares held for one year or less	None
Ongoing service and / or distribution fee (Rule 12b-1 fee)	0.25%	0.25%	0.75% distribution and 0.25% service (1.00% total)	None
Redemption fee[2]	2.00%	2.00%	2.00%	2.00%
Conversion feature	Yes[3]	Yes[3]	None	Yes[3]
Purchase maximum[4]	None	None	$1,000,000	None
1	Except on certain redemptions made without an initial sales charge.
2	Please see "Information on Fees" in this section for details. Each Fund, except the MainStay Epoch U.S. Equity Fund, imposes a redemption fee.
3	See the sections in this Prospectus discussing Share Class Considerations and the section entitled "Buying, Selling, Converting and Exchanging Fund Shares -- Conversions Between Share Classes" for more information on the voluntary and/or automatic conversions that apply to each share class.
4	No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Distributor may pay a commission to dealers on these purchases from its own resources. See "Reduced Sales Charges on Investor Class and Class A Shares - Contingent Deferred Sales Charge: Investor Class and Class A Shares" below.

The following discussion is not intended to be investment advice or a recommendation because each investor's financial situation and considerations are different. Additionally, certain Funds have sales charge and expense structures that may alter your analysis as to which share class is most appropriate for your needs. This analysis can best be made by discussing your situation and the factors mentioned above with your financial advisor. Generally, however, Investor Class shares or Class A shares are more economical if you intend to invest larger amounts and hold your shares long-term (more than 6 years, for most Funds). Class C shares may be more economical if you intend to hold your shares for a shorter term (6 years or less, for most Funds). Class I shares are the most economical, regardless of amount invested or intended holding period, but are offered only to certain institutional investors or through certain financial intermediary accounts.

Investor Class Share Considerations

  Your Investor Class shares may convert automatically to Class A shares. Investor Class share balances are examined Fund-by-Fund on a quarterly basis. If at that time the value of your Investor Class shares in any one Fund equals or exceeds $25,000, whether by shareholder action or change in market value, or if you have otherwise become eligible to invest in Class A shares, your Investor Class shares of that Fund will be automatically converted into Class A shares. Please note that, in most cases, you may not aggregate your holdings of Investor Class shares in multiple Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) in order to qualify for this conversion feature. To discuss ways to qualify for this automatic conversion, please contact your investment advisor/plan administrator or the Funds by calling toll-free 800-MAINSTAY (624-6782).

  Please also note that if your account balance falls below $25,000 ($15,000 for investors that meet certain asset thresholds), whether by shareholder action or change in market value, after conversion to Class A shares or you otherwise no longer qualify to hold Class A shares, your account may be converted automatically to Investor Class shares. Please see "Class A Share Considerations" for more details.

  The conversion is based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The Funds expect all share conversions to be made on a tax-free basis. The Funds reserve the right to modify or eliminate the share class conversion feature.

  When you invest in Investor Class shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares").

  Since some of your investment goes to pay an up-front sales charge when you purchase Investor Class shares, you will purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you're usually better off purchasing Investor Class shares rather than Class C shares and paying an up-front sales charge if you:

    plan to own the shares for an extended period of time, since the higher ongoing service and/or distribution (12b-1) fees on Class C shares may eventually exceed the cost of the up-front sales charge; or

    qualify for a reduced or waived sales charge.

Class A Share Considerations

  Generally, Class A shares have a minimum initial investment amount of $25,000 per Fund. Class A share balances are examined Fund-by-Fund on a semi-annual basis. If at that time the value of your Class A shares in any one Fund is less than $25,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are making required minimum distributions via MainStay's systematic withdrawal plan or systematic exchange program, and $15,000 in the case of investors with $100,000 or more invested in any of the MainStay Funds combined, regardless of share class), whether by shareholder action or change in market value, or if you are otherwise no longer eligible to hold Class A shares, your Class A shares of that Fund will be converted automatically into Investor Class shares. Please note that you may not aggregate holdings of Class A shares in multiple Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) in order to avoid this conversion feature.

Please note that if you qualify for the $15,000 minimum initial investment, you must maintain aggregate investments of $100,000 or more in the MainStay Funds, regardless of share class, and an account balance at or above $15,000 per Fund to avoid having your account automatically convert into Investor Class shares.
[It is anticipated that Class A shares received by holders of Class P shares of any of the Epoch Funds in connection with the Reorganizations, or shares of any other Fund obtained through an exchange of those Class A shares, will not be subject to this automatic conversion feature. However, subsequent purchases of Class A shares by former Epoch Fund shareholders will be subject to this automatic conversion feature.]

  The conversion is based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The Funds expect all share conversions to be made on a tax-free basis. The Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

  When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares").

  Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you will purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you're usually better off purchasing Class A shares rather than Class C shares and paying an up-front sales charge if you:

    plan to own the shares for an extended period of time, since the higher ongoing service and/or distribution (12b-1) fees on Class C shares may eventually exceed the cost of the up-front sales charge; or

    qualify for a reduced or waived sales charge.

Class C Share Considerations

  You pay no initial sales charge on an investment in Class C shares. However, you will pay higher ongoing service and/or distribution fees over the life of your investment.

  In most circumstances, you will pay a 1% CDSC if you redeem shares held for one year or less.

  When you sell Class C shares, to minimize your sales charges, the Fund first redeems the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

  Class C shares do not convert to Investor Class or Class A shares. As a result, long-term Class C shareholders pay higher ongoing service and/or distribution fees over the life of their investment.

  The Funds will generally not accept a purchase order for Class C shares in the amount of $1,000,000 or more.

Class I Share Considerations

  You pay no initial sales charge or CDSC on an investment in Class I shares.

  You do not pay any ongoing service or distribution fees.

  You may buy Class I shares if you are an:

    Institutional Investor

      certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through New York Life Retirement Plan Services or NYLIFE Distributors LLC;

      certain financial institutions, endowments, foundations or corporations with a service arrangement through NYLIFE Distributors LLC or its affiliates; or

      purchases through a program sponsored by a financial intermediary firm (such as a broker-dealer, investment adviser or financial institution) with a contractual arrangement with NYLIFE Distributors LLC.

    Individual Investor—who is initially investing at least $5 million in any single MainStay Fund.

    Existing Class I Shareholder—of any single MainStay Fund.

Investment Minimums and Eligibility Requirements

The following minimums apply if you are investing in the Funds. A minimum initial investment amount may be waived for purchases by the Funds' Board Members and directors and employees of New York Life and its affiliates and subsidiaries. The Funds may also waive investment minimums for certain qualified purchases and accept additional investments of smaller amounts at their discretion. Please see the SAI for additional information.

SIMPLE IRA Plan accounts and certain other retirement plan accounts may not be eligible to invest in the Fund. Please contact your investment adviser/plan administrator or the Funds by calling toll free 800-MAINSTAY (624-6782) for more information.

Investor Class Shares

The following minimums apply if you are investing in Investor Class shares of the Funds:

  $2,500 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Fund.

Please note that your Investor Class shares may be converted into Class A shares automatically. See "Investor Class Share Considerations" for more details.

Class A Shares

The following minimums apply if you are investing in Class A shares of the Funds:

  $25,000 minimum initial investment with no minimum subsequent purchase amount requirement for any single MainStay Fund; or

  $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share class of any of the MainStay Funds. To qualify for this investment minimum, all aggregated accounts must be tax reportable under the same tax identification number. You may not aggregate your holdings with the holdings of any other person or entity to qualify for this investment minimum. Please note that accounts held through broker/dealers or other types of institutions may not be aggregated to qualify for this investment minimum. We will only aggregate those accounts held directly with the Funds. Please contact your investment advisor or the Funds by calling 800-MAINSTAY (624-6782) for more information.

Additionally, please note that if you qualify for this exception, you must also maintain the aggregate assets of $100,000 or more invested in any share classes of any of the MainStay Funds and an account balance at or above $15,000 per Fund to avoid having your account automatically convert into Investor Class shares.

Broker/dealers (and their affiliates) or certain service providers with customer accounts that trade primarily on an omnibus level or through the National Securities Clearing Corporation's Fund/SERV network (Levels 1-3 only); certain retirement plan accounts, including investment-only plan accounts; the Funds' Board Members; directors and employees of New York Life and its affiliates; holders of Class P shares of any of the Epoch Funds as of the closing date of the Reorganizations; and subsidiaries and employees of the Funds' Subadvisors are not subject to the minimum investment requirement for Class A shares. Please contact your investment advisor/plan administrator or the Funds by calling toll-free 800-MAINSTAY (624-6782) for more information.

Please note that your Class A shares may be converted into Investor Class shares automatically. Please see "Class A Share Considerations" for more details.

Class C Shares

The following minimums apply if you are investing in Class C shares of the Funds:

  $2,500 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Fund.

Class I Shares

The following minimums apply if you are investing in Class I shares of the Funds:

  Individual Investors—$5 million minimum for initial purchases of any single MainStay Fund and no minimum subsequent purchase amount, and

  Institutional Investors—no minimum initial or subsequent purchase amounts.

Information on Sales Charges

Investor Class Shares and Class A Shares

The initial sales charge you pay when you buy Investor Class shares or Class A shares differs depending upon the Fund you choose and the amount you invest, as indicated in the following tables. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares." Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or allocated to your dealer/financial advisor as a concession.

All Funds
Purchase	Sales charges[1] as a percentage of		Typical dealer concession
amount	Offering price	Net investment	as a % of offering price
Less that $50,000	5.50%	5.82%	4.75%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more[2]	None	None	None
1	The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
2	No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Distributor may pay a commission to dealers on these purchases from its own resources. See "Reduced Sales Charges on Investor Class and Class A Shares - Contingent Deferred Sales Charge: Investor Class and Class A Shares" below.

Class C Shares

Class C shares are sold without an initial sales charge. However, if Class C shares are redeemed within one year of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds, except under circumstances described in the SAI. Additionally, Class C shares have higher ongoing service and/or distribution fees, and, over time these fees may cost you more than paying an initial sales charge. The Class C share CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares.

Computing Contingent Deferred Sales Charge on Class C

A CDSC may be imposed on redemptions of Class C shares of a Fund, at the rate previously described, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class C account in the Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class C shares in the Fund for the preceding year.

However, no such charge will be imposed to the extent that the net asset value of the Class C shares redeemed does not exceed:

  the current aggregate net asset value of Class C shares of the Fund purchased more than one year prior to the redemption for Class C shares; plus the current aggregate net asset value of Class C shares of the Fund purchased through reinvestment of dividends or distributions; plus increases in the net asset value of the investor's Class C shares of the Fund above the total amount of payments for the purchase of Class C shares of the Fund made during the preceding one year.

There are exceptions, which are described in the SAI.

Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares

Reducing the Initial Sales Charge on Investor Class Shares and Class A Shares

You may be eligible to buy Investor Class and Class A shares of the Funds at one of the reduced sales charge rates shown in the tables above through a Right of Accumulation or a Letter of Intent, as described below. You may also be eligible for a waiver of the initial sales charge as set forth below. Each Fund reserves the right to modify or eliminate these programs at any time. However, please note the Right of Accumulation or Letter of Intent may only be used to reduce sales charges and may not be used to satisfy investment minimums or to avoid the automatic conversion feature of Investor Class or Class A shares.

  Right of Accumulation

A Right of Accumulation allows you to reduce the initial sales charge as shown in the tables above by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in Investor Class, Class A, or Class C shares of most MainStay Funds. You may not include investments of previously non-commissioned shares in the MainStay Money Market Fund (which is offered in a separate prospectus), investments in Class I shares, or your interests in any MainStay Fund held through a 401(k) plan or other employee benefit plan. For example, if you currently own $45,000 worth of Class C shares of a MainStay Fund, your spouse owns $50,000 worth of Class C shares of another MainStay Fund, and you wish to invest $15,000 in a Fund, using your Right of Accumulation you can invest that $15,000 in Investor Class or Class A shares (if eligible) and pay the reduced sales charge rate normally applicable to a $110,000 investment. For more information, see "Purchase, Redemption, Exchanges and Repurchase—Reduced Sales Charges" in the SAI.

  Letter of Intent

Where the Right of Accumulation allows you to use prior investments to reach a reduced initial sales charge, a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse or children under age 21 intend to make in the near future. A Letter of Intent is a written statement to the Distributor of your intention to purchase Investor Class or Class A shares of one or more MainStay Funds (excluding investments of previously non-commissioned shares in the MainStay Money Market Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Investor Class or Class A shares (if eligible) of the Funds purchased during that period. You can include purchases in Investor Class or Class A shares made up to 90 days before the date of the Letter of Intent. You can also apply a Right of Accumulation to these purchases.

Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, however, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Funds' Transfer Agent for this purpose. For more information, see "Purchase, Redemption, Exchanges and Repurchase—Letter of Intent" in the SAI.

  Your Responsibility

To receive the reduced sales charge, you must inform the Fund's Distributor of your eligibility and holdings at the time of your purchase if you are buying shares directly from the Funds. If you are buying shares through a financial intermediary firm, you must tell your financial advisor of your eligibility for a Right of Accumulation or a Letter of Intent at the time of your purchase.

To combine shares of eligible MainStay Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Distributor or your financial advisor a copy of each account statement showing your current holdings of each eligible MainStay Fund, including statements for accounts held by you, your spouse or your minor children, as described above. The Distributor or intermediary through which you are buying shares will combine the value of all your eligible MainStay Fund holdings based on the current net asset value per share to determine what Investor Class or Class A sales charge rate you may qualify for on your current purchase. If you do not inform the Distributor or your financial advisor of all of the holdings or planned purchases that make you eligible for a sales charge reduction or do not provide requested documentation, you may not receive a discount to which you are otherwise entitled.

More information on Investor Class and Class A share sales charge discounts is available in the SAI (see "Purchase, Redemption, Exchanges and Repurchase") or on the internet at mainstayinvestments.com (under the "Shareholder Services" tab).

"Spouse" with respect to a Right of Accumulation and Letter of Intent is defined as the person to whom you are legally married. We also consider your spouse to include the following: i) an individual of the same gender with whom you have been joined in a civil union or legal contract similar to marriage; ii) a domestic partner, who is an individual (including one of the same gender) to whom you are not related by blood and with whom you have shared a primary residence for at least six months in a relationship as a couple where you, your domestic partner or both of you provide for the personal or financial welfare of the other without a fee; or iii) an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Group Benefit Plan Purchases

You will not pay an initial sales charge if you purchase Investor Class shares or Class A shares through a group retirement or other benefit plan (other than IRA plans) that meets certain criteria, including:

  50 or more participants; or

  an aggregate investment in shares of any class of the MainStay Funds of $1,000,000 or more.

However, Investor Class shares or Class A shares purchased through a group retirement or other benefit plan (other than IRA plans) will be subject to a contingent deferred sales charge upon redemption.

Purchases Through Financial Services Firms

You may be eligible for elimination of the initial sales charge if you purchase shares through a financial services firm (such as a broker-dealer, investment advisor or financial institution) that has a contractual arrangement with the Distributor. The Funds have authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the Fund and will be priced at the next computed NAV. Financial services firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts and exchange privileges.

Please read their program materials for any special provisions or additional service features that may apply to investing in the Funds through these firms.

529 Plans

When shares of the Funds are sold to a qualified tuition program operating under Section 529 of the Internal Revenue Code, such a program may purchase Investor Class shares or Class A shares without an initial sales load.

Other Waivers

There are other categories of purchasers who do not pay initial sales charges on Class A shares, such as personnel of the Funds and of New York Life Insurance Company ("New York Life") and its affiliates or shareholders who owned shares of the Service Class of any MainStay Fund as of December 31, 2003. These categories are described in the SAI.

Contingent Deferred Sales Charge on Certain Investor Class and Class A Share Redemptions

If your initial sales charge is eliminated, we may impose a CDSC of 1.00% if you redeem or exchange your shares within one year. The Funds' Distributor may pay a commission to dealers on these purchases from its own resources.

For more information about these considerations, call your financial advisor or the Funds' transfer agent, NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, toll-free at 800-MAINSTAY (624-6782), and read the information under "Purchase, Redemption, Exchanges and Repurchase" in the SAI.

Information on Fees

Rule 12b-1 Plans

Each Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act for certain classes of shares pursuant to which service and/or distribution fees are paid to the Distributor. The Investor Class and Class A 12b-1 plans typically provide for payment for distribution or service activities of up to 0.25% of the average annual net assets of Investor Class and Class A shares of the Fund, respectively. The Class C 12b-1 plan provides for payment of both distribution and/or service activities of up to 1.00% of the average annual net assets of Class C shares of the Fund. The distribution fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. The portion of the 12b-1 fee dedicated to service activities is in addition to the 0.10% of annual net assets paid from the Shareholder Services Plan, with regard to certain classes. The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than other types of sales charges.

Small Account Fee

Several of the Funds have a relatively large number of shareholders with small account balances. Small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Funds have implemented a small account fee. Each shareholder with an account balance of less than $1,000 will be charged an annual per account fee of $20 (assessed semi-annually, as discussed below). The fee may be deducted directly from your fund balance. This small account fee will not apply to certain types of accounts including:

  Class A share and Class I share accounts, retirement plan services bundled accounts and investment-only retirement accounts;

  accounts with active AutoInvest plans or systematic investment programs where the Funds deduct directly from the client's checking or savings account;

  New York Life Investments SIMPLE IRA Plan Accounts and SEP IRA Accounts that have been funded/established for less than 1 year;

  403(b)(7) accounts; and

  accounts serviced by unaffiliated broker/dealers or third party administrators (other than New York Life Investments SIMPLE IRA Plan Accounts).

This small account fee will be deducted in $10 increments on or about March 1st and September 1st of each year. The Funds may, from time to time, consider and implement additional measures to increase average shareholder account size and/or otherwise reduce the cost of transfer agency services. Please contact the Funds by calling toll-free 800-MAINSTAY (624-6782) for more information.

Redemption Fee

Each Fund, except for MainStay Epoch U.S. Equity Fund, imposes a redemption fee of 2.00% of the total redemption amount (calculated at market value) on redemptions (including exchanges) of any class of shares made within 60 days of purchase. The redemption fees are received directly by the Fund and are implemented as a 2.00% reduction in the proceeds that would otherwise be received by a redeeming shareholder. The redemption fee is designed to offset transaction and administrative costs associated with, and to discourage certain types of, short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fee may not apply to redemptions by certain benefit plan accounts such as:

  401(k) plans;

  Section 529 qualified tuition plans;

  accounts held in omnibus accounts on the books of certain financial intermediary firms;

  wrap program accounts;

  qualified default investment alternative accounts; or

  redemptions of shares held at the time of death or the initial determination of a permanent disability of a shareholder.

[It is anticipated that shares of the MainStay Epoch Global Equity Yield Fund and MainStay Epoch Global Choice Fund received as a result of the Reorganizations will not be subject to this redemption fee. However, subsequent purchases of shares by former Epoch Fund shareholders will be subject to this redemption fee, except as described above. It is also anticipated that shares of MainStay Epoch International Small Cap Fund received as a result of the Reorganization will be subject to this redemption fee. However, shareholders will be able to count the time that they held their shares of Epoch International Small Cap Fund (the predecessor to MainStay Epoch International Small Cap Fund) towards this holding period.]
Also, this redemption fee does not apply on redemptions effected through a MainStay Investments Systematic Withdrawal/Exchange Plan. Please contact us at 800-MAINSTAY (624-6782) if you have questions as to whether the redemption fee applies to some or all of your shares.

Compensation to Dealers

Financial intermediary firms and their associated financial advisors are paid in different ways for the services they provide to the Funds and shareholders. Such compensation may vary depending upon the Fund sold, the amount invested, the share class purchased, the amount of time that shares are held and/or the services provided.

  The Distributor pays sales concessions to dealers, as described in the tables under "Information on Sales Charges" above, on the purchase price of Investor Class or Class A shares sold subject to a sales charge. The Distributor retains the difference between the sales charge that you pay and the portion that is paid to dealers as a sales concession.

  The Distributor or an affiliate, from its own resources, pays a sales concession of up to 1.00% of the purchase price of Investor Class or Class A shares, sold at net asset value, to dealers at the time of sale.

  The Distributor pays a sales concession of 1.00% on purchases of Class C shares to dealers from its own resources at the time of sale.

  The Distributor pays, pursuant to a 12b-1 plan, distribution-related and other service fees to qualified dealers for providing certain shareholder services.

  In addition to the payments described above, the Distributor or an affiliate, from its own resources, may pay other significant amounts to certain financial intermediary firms, including an affiliated broker-dealer, in connection with the sale of any class of Fund shares and/or shareholder or account servicing arrangements. These sales and/or servicing fee arrangements vary and may amount to payments of up to 0.25% on new sales and/or up to 0.25% annually on assets held.

  The Distributor may pay a finder's fee or other compensation to third parties in connection with the sale of Fund shares and/or shareholder or account servicing arrangements.

  The Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisors.

  The Distributor or an affiliate may make payments to financial intermediaries that provide sub-transfer agency and other administrative services in addition to supporting distribution of the Funds. A portion of these fees may be paid from the Distributor's or its affiliate's own resources.

  Wholesaler representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of the Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the Funds, which may vary based on the type of Fund being promoted.

Although the Funds may use financial firms that sell Fund shares to make transactions for a Fund's portfolio, the Funds, the Manager and any Subadvisor do not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

Payments made from the Distributor's or an affiliate's own resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisors may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of Fund shares.

For more information regarding any of the types of compensation described above, see the SAI or consult with your financial intermediary firm or financial advisor. You should review carefully any disclosure by your financial intermediary firm as to compensation received by that firm and/or your financial advisor.

Buying, Selling, Converting and Exchanging Fund Shares

How to Open Your Account with MainStay Investments

Investor Class, Class A or C Shares

Return your completed MainStay Funds application in good order with a check payable to the MainStay Funds for the amount of your investment to your financial advisor or directly to MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. If you place your order by phone, MainStay Investments must receive your completed application and check in good order within three business days. Please note that if you select Class A shares on your application and you are not eligible to invest in Class A shares, we will treat your application as being in good order but will invest you in Investor Class shares of the same Fund. Similarly, if you select Investor Class shares and you are eligible to invest in Class A shares we will treat your application as being in good order but will invest you in Class A shares of the same Fund.

Good order means all the necessary information, signatures and documentation have been fully completed.

Class I Shares

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I shares of the Funds.

If you are investing through a financial intermediary firm, the firm will assist you with opening an account. Your financial advisor may place your order by phone. MainStay Investments must receive your completed application and check in good order within three business days.

All Classes

You buy shares at net asset value ("NAV") (plus, for Investor Class and Class A shares, any applicable sales charge). NAV is generally calculated as of the close of regular trading (usually 4:00 pm Eastern time) on the New York Stock Exchange (the "Exchange") every day the Exchange is open. NAV is not calculated on days on which the Exchange is closed. When you buy shares, you must pay the NAV next calculated after MainStay Investments receives your order in good order. Alternatively, MainStay Funds has arrangements with certain financial intermediary firms whereby purchase orders through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at a Fund's NAV next computed after receipt in good order of the order by these entities. Such financial intermediary firms are responsible for timely transmitting the purchase order to the Funds.

When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds, or your financial advisor on their behalf, must obtain the following information for each person who opens a new account:

  Name;

  Date of birth (for individuals);

  Residential or business street address (although post office boxes are still permitted for mailing); and

  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Conversions Between Share Classes

In addition to any automatic conversion features described above in this Shareholder Guide with respect to Investor Class and Class A shares, you generally may also elect to convert your shares on a voluntary basis into another share class of the same Fund for which you are eligible. However, the following limitations apply:

  Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

  All Class C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described elsewhere in this Shareholder Guide with respect to Investor Class and Class A shares.

To request a voluntary conversion between share classes of the same Fund, you may contact the Fund, either directly or through your financial intermediary firm. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant net asset values of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may automatically be converted back to your original share class, or into another share class, if appropriate. Although the Funds expect that a conversion between share classes of the same Fund should not result in the recognition of a gain or loss for tax purposes, you should consult with your own tax adviser with respect to the tax treatment of your investment in a Fund. The Funds may change, suspend or terminate this conversion feature at any time.

Opening Your Account - Individual Shareholders
	How	Details
By wire:

You or your registered representative should call MainStay Investments toll-free at 800-MAINSTAY (624-6782) to obtain an account number and wiring instructions. Wire the purchase amount to: State Street Bank and Trust Company

  ABA #011-0000-28

  MainStay Funds
   (DDA #99029415)

  Attn: Custody and Shareholder Services

To buy shares the same day, MainStay Investments must recieve your wired money by 4:00 pm Eastern time.

The wire must include: name(s) of investor(s); your account number; and Fund Name and Class of shares. Your bank may charge a fee for the wire transfer.
By phone:

Have your investment professional call MainStay Investments toll-free at

800-MAINSTAY (624-6782)

between 8:00 am and 6:00 pm Eastern time any day the New York Stock Exchange is open. Call before 4:00 pm Eastern time to buy shares at the current day's NAV.

  MainStay Investments must receive your application and check, payable to MainStay Funds, in good order within three business days. If not, MainStay Investments can cancel your order and hold you liable for costs incurred in placing it.

Be sure to write on your check:

  name(s) of investor(s)

  your account number; and

  Fund name and Class of shares;

By mail:

Return your completed MainStay Funds Application with a check for the amount of your investment to:

MainStay Funds
P.O. Box 8401
Boston, MA 02266-8401

Send overnight orders to:
MainStay Funds
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

Make your checks payable to MainStay Funds.

  $2,500 minimum for Investor Class and Class C shares.

  $25,000 minimum for Class A shares ($15,000 for investors with $100,000 or more invested in any of the MainStay Funds).

  $5 million minimum for Class I shares.

Be sure to write on your check:

  name(s) of investor(s); and

  Fund Name and Class of shares.

Buying additional shares of the Funds - Individual Shareholders
	How	Details
By wire:

Wire the purchase amount to:
State Street Bank and Trust Company

  ABA #011-0000-28

  MainStay Funds (DDA #99029415)

  Attn: Custody and Shareholder Services.

To buy shares the same day, MainStay Investments must receive your wired money by 4:00 pm Eastern time.

The wire must include: name(s) of investor(s); your account number; and Fund name and Class of shares. Your bank may charge a fee for the wire transfer.
Electronically:

Call, or have your investment professional call MainStay Investments toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the New York Stock Exchange is open to make an ACH purchase.

Call before 4:00 pm Eastern time to buy shares at the current day's NAV; or

Visit us at mainstayinvestments.com.

Eligible investors can purchase shares by using electronic debits from a designated bank account. The maximum ACH purchase amount is $100,000.
By Mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Make your check payable to MainStay Funds.

  $50 minimum (for Investor Class and C shares).

Be sure to write on your check:

  name(s) of investor(s);

  your account number; and

  Fund name and Class of shares.

Selling Shares - Individual Shareholders
	How	Details
By contacting your financial advisor:		You may sell (redeem) your shares through your financial advisor or by any of the methods described below.
By phone:

To receive proceeds by check: Call MainStay Investments toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the New York Stock Exchange is open.

Call before 4:00 pm Eastern time to sell shares at the current day's NAV.

  Generally, after receiving your sell order by phone, MainStay Investments will send a check to the account owner at the owner's address of record the next business day, although it may take up to seven days to do so. Generally, MainStay Investments will not send checks to addresses on record for 30 days or less.

  The maximum order MainStay Investments can process by phone is $100,000.

To receive proceeds by wire: Call MainStay Investments toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the New York Stock Exchange is open. Eligible investors may sell shares and have proceeds electronically credited to a designated bank account.

Call before 4:00 pm Eastern time to sell shares at the current day's NAV.

  Generally, after receiving your sell order by phone, MainStay Investments will send the proceeds by bank wire to your designated bank account the next business day, although it may take up to seven business days to do so. Your bank may charge you a fee to receive the wire transfer.

  MainStay Investments must have your bank account information on file.

  There is an $11 fee for wire redemptions, except no fee applies to redemptions of Class I shares.

  The minimum wire transfer amount is $1,000.

To receive proceeds electronically by ACH: Call MainStay Investments toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the New York Stock Exchange is open.

Call before 4:00 pm Eastern time to sell shares at the current day's NAV.

Visit us at mainstayinvestments.com.

  Generally, after receiving your sell order by phone, MainStay Investments will send the proceeds by ACH transfer the next business day, although it may take up to seven business days to do so.

  MainStay Investments must have your bank account information on file.

  Proceeds may take 2-3 business days to reach your bank account.

  There is no fee from MainStay Investments for this transaction.

  The maximum ACH transfer amount is $100,000.

By mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Write a letter of instruction that includes:

  your name(s) and signature(s);

  your account number;

  Fund name and Class of shares; and

  dollar or share amount you want to sell.

Obtain a Medallion Signature Guarantee or other documentation as required.

There is a $15 fee for Class A shares ($25 fee for Investor Class and Class C shares) for checks mailed to you via overnight service.

By internet:	Please visit mainstayinvestments.com.

General Policies

The following are MainStay Investments' general policies regarding the purchase and sale of Fund shares. Certain retirement plans and/or financial intermediaries may adopt different policies. Consult your plan or account documents for the policies applicable to you.

Buying Shares

  All investments must be in U.S. dollars with funds drawn on a U.S. bank. We will not accept any payment in the following forms: travelers checks, personal money orders, credit card convenience checks, cash or starter checks.

  MainStay Investments does not accept third-party checks, and it reserves the right to limit the number of checks processed at one time.

  If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees a Fund incurs as a result. Your account will be charged a $20 fee for each returned check or ACH purchase. In addition, a Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

  A Fund may, in its discretion, reject, restrict or cancel, in whole or in part, without prior notice, any order for the purchase of shares.

  To limit the Funds' expenses, we no longer issue share certificates.

Selling Shares

  If you have share certificates, you must return them with a written redemption request.

  Your shares will be sold at the next NAV calculated after MainStay Investments receives your request in good order. MainStay Investments will make the payment within seven days after receiving your request in good order.

  If you buy shares by check or by ACH purchase and quickly decide to sell them, the Fund may withhold payment for 10 days from the date the check or ACH purchase order is received.

  When you sell Class C shares, or Investor Class or Class A shares when applicable, the Fund will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.

  There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted or the SEC deems an emergency to exist.

  Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as MainStay Investments takes reasonable measures to verify the order.

  Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses, however, may be denied.

  MainStay Investments requires a written order to sell shares if an account has submitted a change of address during the previous 30 days, unless the proceeds of the sell order are directed to your bank account on file with the Funds.

  MainStay Investments requires a written order to sell shares and a Medallion Signature Guarantee if:

    MainStay Investments does not have on file required bank information to wire funds;

    the proceeds from the sale will exceed $100,000;

    the proceeds of the sale are to be sent to an address other than the address of record;

    or the proceeds are to be payable to someone other than the account holder(s).

  In the interest of all shareholders, the Funds reserve the right to:

    change or discontinue their exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

    change or discontinue the systematic withdrawal plan upon notice to shareholders;

    close accounts with balances less than $100 invested in Investor Class shares or $500 invested in Class A or Class C shares (by redeeming all shares held and sending proceeds to the address of record); and/or change the minimum investment amounts.

  There is no fee for wire redemptions of Class I shares.

When you buy and sell shares directly from a Fund, you will receive confirmation statements that describe your transaction. For certain systematic transactions, you will receive quarterly confirmation statements. You should review the information in the confirmation statements carefully. If you notice an error, you should call your investment dealer or MainStay Investments immediately. If you or your investment dealer fails to notify MainStay Investments within one year of the transaction, you may be required to bear the costs of correction.

Additional Information

The policies and fees described in this Prospectus govern transactions with the MainStay Funds. If you invest through a third party—bank, broker, 401(k), financial advisor or financial supermarket—there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who invest in a Fund directly. Consult a representative of your plan or financial institution if in doubt.

From time to time, any of the Funds may close and reopen to new investors or new share purchases at its discretion. Due to the nature of their portfolio investments, certain Funds may be more likely to close and reopen than others. If a Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund. If a Fund is closed to new investors, you may not exchange shares from other MainStay Funds for shares of that Fund unless you are already a shareholder of such Fund.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps protect against fraud. To protect your account, each Fund and MainStay Investments from fraud, Medallion Signature Guarantees are required to enable MainStay Investments to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion Signature Guarantees are also required for redemptions of $100,000 or more from an account and for share transfer requests. Medallion Signature Guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP), or the New York Stock Exchange Medallion Signature Program (MSP). Eligible guarantor institutions provide Medallion Signature Guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion Signature Guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion Signature Guarantee will be rejected.

Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Shareholders may contact MainStay Investments toll-free at 800-MAINSTAY (624-6782) for further details.

Investing for Retirement

You can purchase shares of any of the MainStay Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use MainStay Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts ("CESA") (previously named Education IRA) as well as SEP and SIMPLE IRA plans. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.

Not all MainStay Funds are available for all types of retirement plans or through all distribution channels. Please contact the Funds at 800-MAINSTAY (624-6782) for further details.

Purchases-In-Kind

You may purchase shares of a Fund by transferring securities to a Fund in exchange for Fund shares ("in kind purchase"). In kind purchases may be made only upon the Funds' approval and determination that the securities are acceptable investments for the Fund and are purchased consistent with the Fund's procedures relating to in kind purchases.

Redemptions-In-Kind

The Funds reserve the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the applicable Fund's portfolio, consistent with the Fund's procedures relating to in-kind redemptions and in accordance with the 1940 Act and rules and interpretations of the SEC thereunder.

The Reinvestment Privilege May Help You Avoid Sales Charges

When you sell shares, you have the right—for 90 days—to reinvest any or all of the money in the same account and class of shares without paying another sales charge (so long as (1) those shares haven't been reinvested once already; (2) your account is not subject to a 60-day block as described in "Excessive Purchases and Redemptions or Exchanges"; and (3) you are not reinvesting your required minimum distribution). If you paid a sales charge when you redeemed you'll receive a pro rata credit for reinvesting in the same account and class of shares.

Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.

Convenient, yes...but not risk-free. Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that the Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless the Funds or MainStay Investments fails to use established safeguards for your protection. These safeguards are among those currently in place at MainStay Funds:

  all phone calls with service representatives are tape recorded; and

  written confirmation of every transaction is sent to your address of record.

MainStay Investments and the Funds reserve the right to suspend the MainStay Audio Response System at any time or the system might become inoperable due to technical problems.

Shareholder Services

Automatic Services

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application by accessing your shareholder account on the internet at mainstayinvestments.com, contacting your financial advisor for instructions, or by calling MainStay Investments toll-free at 800-MAINSTAY (624-6782) for a form.

Systematic Investing—Individual Shareholders Only

MainStay offers four automatic investment plans:

  AutoInvest
  If you obtain authorization from your bank, you can automatically debit your designated bank account to:

    make regularly scheduled investments;

    and/or purchase shares whenever you choose.

  Dividend or capital gains reinvestment
  Automatically reinvest dividends, distributions or capital gains and distributions from one MainStay Fund into the same Fund or the same Class of any other MainStay Fund. Funds established with dividend or capital gains reinvestment must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class.

  Payroll deductions
  If your employer offers this option, you can make automatic investments through payroll deduction.

  Systematic exchange
  Automatically reinvest a share or dollar amount from one MainStay Fund into any other MainStay Fund. Funds established with a systematic exchange must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class. Please see "Exchanging Shares Among MainStay Funds" for more information.

Systematic Withdrawal Plan—Individual Shareholders Only

Withdrawals must be at least $100. You must have at least $10,000 in your account for Investor Class and Class C shares at the time of the initial request and shares must not be in certificate form. The above minimums are waived for IRA and 403(b)(7) accounts where the systematic withdrawal represents required minimum distributions.

The Funds will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

Exchanging Shares Among MainStay Funds

You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. Investment minimums and eligibility requirements apply to exchanges. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another MainStay Fund. When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable contingent deferred sales charge. If you choose to sell Class C shares and then separately buy Investor Class or Class A shares, you may have to pay a deferred sales charge on the Class C shares, as well as pay an initial sales charge on the purchase of Investor Class or Class A shares.

You also may exchange shares of a MainStay Fund for shares of an identical class, if offered, of any series of certain other open-end investment companies sponsored, advised or administered by New York Life Investments or any affiliate thereof, which are offered in separate prospectuses, including:

  MainStay 130/30 Core Fund

  MainStay 130/30 Growth Fund

  MainStay 130/30 High Yield Fund

  MainStay 130/30 International Fund

  MainStay Balanced Fund

  MainStay Cash Reserves Fund

  MainStay Common Stock Fund

  MainStay Conservative Allocation Fund

  MainStay Convertible Fund

  MainStay Diversified Income Fund

  MainStay Epoch U.S. All Cap Fund

  MainStay Floating Rate Fund

  MainStay Global High Income Fund

  MainStay Government Fund

  MainStay Growth Allocation Fund

  MainStay Growth Equity Fund

  MainStay High Yield Corporate Bond Fund

  MainStay ICAP Equity Fund

  MainStay ICAP Global Fund

  MainStay ICAP International Fund

  MainStay ICAP Select Equity Fund

  MainStay Income Builder Fund

  MainStay Indexed Bond Fund

  MainStay Intermediate Term Bond Fund

  MainStay International Equity Fund

  MainStay Large Cap Growth Fund

  MainStay MAP Fund

  MainStay Moderate Allocation Fund

  MainStay Moderate Growth Allocation Fund

  MainStay Money Market Fund

  MainStay Principal Preservation Fund

  MainStay Retirement 2010 Fund

  MainStay Retirement 2020 Fund

  MainStay Retirement 2030 Fund

  MainStay Retirement 2040 Fund

  MainStay Retirement 2050 Fund

  MainStay Short Term Bond Fund

  MainStay S&P 500 Index Fund

  MainStay Tax Free Bond Fund

  MainStay U.S. Small Cap Fund

You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that Fund. You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new share purchases or not offered for sale in your state.

Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax adviser on the consequences.

Before making an exchange request, read the prospectus of the Fund you wish to purchase by exchange. You can obtain a prospectus for any MainStay Fund by contacting your broker, financial advisor or other financial institution or by calling the Funds at 800-MAINSTAY (624-6782).

The exchange privilege is not intended as a vehicle for short term trading, nor are the Funds designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (see "Excessive Purchases and Redemptions or Exchanges").

The Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.

In certain circumstances you may have to pay a sales charge.

In addition, if you exchange Class C shares of a Fund into Class C shares of the MainStay Money Market Fund (which is offered in a separate prospectus) or you exchange Investor Class shares or Class A shares of a Fund subject to the 1.00% CDSC into Investor Class shares or Class A shares of the MainStay Money Market Fund, the holding period for purposes of determining the CDSC stops until you exchange back into Investor Class, Class A or Class C shares, as applicable, of another MainStay Fund.

When you exchange your shares, you may incur a redemption fee. Please see "Shareholder Guide—Redemption Fee" for more information.

MainStay Investments tries to make investing easy by offering a variety of programs to buy, sell and exchange Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

Excessive Purchases and Redemptions or Exchanges

The Funds are not intended to be used as a vehicle for excessive or short-term trading (such as market timing). The interests of a Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Fund's investment strategies or negatively impact Fund performance. For example, the Manager or a Fund's Subadvisor might have to maintain more of a Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders. Funds investing in securities that are thinly traded, trade infrequently or are relatively illiquid (such as foreign securities, high-yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity. Accordingly, the Funds' Boards have adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. These policies are discussed more fully below. There is the risk that the Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. A Fund may change its policies or procedures at any time without prior notice to shareholders.

The Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Funds. In addition, the Funds reserve the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in this prospectus) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect a Fund or its operations, including those from any individual or group who, in the Funds' judgment, is likely to harm Fund shareholders. Pursuant to the Funds' policies and procedures, a Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within a money market fund are not subject to the surveillance procedures. Exceptions are subject to the advance approval by the Funds' Chief Compliance Officer, among others, and are subject to Board oversight. Apart from trading permitted or exceptions granted in accordance with the Funds' policies and procedures, no Fund accommodates, nor has any arrangement to permit, frequent purchases and redemptions of Fund shares.

The Funds, through MainStay Investments and the Distributor, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. As part of this surveillance process, the Funds examine transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The Funds also may consider the history of trading activity in all accounts known to be under common ownership, control or influence. To the extent identified under these surveillance procedures, a Fund will place a "block" on any account if, during any 60-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60-day period in that Fund. The Funds may modify their surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances. In certain instances when deemed appropriate, the Funds may rely on a financial intermediary to apply its market timing procedures to an omnibus account. In certain cases, these procedures may be less restrictive than the Funds' procedures. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the manager of such strategies represent to the satisfaction of the Funds' Chief Compliance Officer that such investment programs and strategies are consistent with the Funds' objective of avoiding disruption due to market timing.

In addition to these measures, the Funds may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter excessive or short-term trading and to offset certain costs associated with such trading, which fee is described under "Information on Fees—Redemption Fee."

While the Funds discourage excessive or short-term trading, there is no assurance that the Funds or their procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The Funds' ability to reasonably detect all such trading may be limited, for example, where the Funds must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or where the costs of surveillance on certain trading exceeds the anticipated benefit of such surveillance to Fund shareholders.

Determining the Funds' Share Prices ("NAV") and the Valuation of Securities

Fair Valuation and Portfolio Holdings Disclosure

Each Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm Eastern time) every day the Exchange is open. The Funds do not calculate their NAVs on days on which the Exchange is closed. The net asset value per share for a class of shares is determined by dividing the value of a Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of a Fund's investments is generally based on current market prices. If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Fund's portfolio securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager, in consultation with the Subadvisor (if applicable), deems a particular event could materially affect the NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. The NAV of a Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Funds and has delegated day-to-day responsibility for fair value determinations to the Funds' Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Funds expect to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The Funds may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, fair valuation procedures of certain Funds include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Portfolio Holdings Information

A description of the Funds' policies and procedures with respect to the disclosure of each of the Fund's portfolio securities holdings is available in the Funds' SAI. MainStay Funds will publish quarterly a list of each Fund's ten largest holdings and publish monthly a complete schedule of each Fund's portfolio holdings on the internet at mainstayinvestments.com. You may also obtain this information by calling toll-free 800-MAINSTAY (624-6782). Disclosure of each Fund's portfolio holdings is made available as of the last day of each calendar month, no earlier than 30 days after the end of the reported month. In addition, disclosure of each Fund's top ten holdings is made quarterly no earlier than 15 days after the end of each calendar quarter. The Funds' quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report to the SEC on
 Form N-Q.

Fund Earnings

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each Fund will vary based on the income from its investments and the expenses incurred by the Fund.

MainStay Investments reserves the right to automatically reinvest dividend distributions of less than $10.00.

When the Funds Pay Dividends

The Funds, except for Global Equity Yield Fund, declare and pay any dividends, to the extent income is available, at least once a year, typically in December. Global Equity Yield Fund declares and pays dividends quarterly. Dividends are normally paid on the last business day of the month after a dividend is declared. However, for administrative reasons, dividends that are to be paid at the end of a calendar quarter may be paid prior to the last business day of the month after a dividend is declared. You begin earning dividends the next business day after MainStay Investments receives your purchase request in good order.

Buy after the dividend payment. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

Capital Gains

The Funds earn capital gains when they sell securities at a profit.

How to Take Your Earnings

You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial advisor (if permitted) or MainStay Investments directly. The seven choices are:

  Reinvest dividends and capital gains in:

    the same Fund; or

    another MainStay Fund of your choice (other than a Fund that is closed, either to new investors or to new share purchases).

  Take the dividends in cash and reinvest the capital gains in the same Fund.

  Take the capital gains in cash and reinvest the dividends in the same Fund.

  Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same Fund.

  Take dividends and capital gains in cash.

  Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original Fund.

  Reinvest all or a percentage of the dividends in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same Fund.

If you prefer to reinvest dividends and/or capital gains in another Fund, you must first establish an account in that class of shares of the Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.

Understand the Tax Consequences

Most of Your Earnings are Taxable

Virtually all of the dividends and capital gains distributions you receive from the Funds are taxable, whether you take them as cash or automatically reinvest them. A Fund's realized earnings are taxed based on the length of time a Fund holds its investments, regardless of how long you hold Fund shares. If a Fund realizes long-term capital gains, the earnings distributions are taxed as long-term capital gains; earnings from short-term capital gains and income generated on debt investments and other sources are generally taxed as ordinary income upon distribution. The current long-term capital gains maximum tax rate of 15% is scheduled to increase to 20% after 2010. Earnings of a Fund will generally be a result of capital gains that may be taxed as either long-term capital gains or short-term capital gains (taxed as ordinary income). Earnings generated by interest received on fixed-income securities generally will be a result of income generated on debt investments and will be taxable as ordinary income.

For individual shareholders, a portion of the dividends received from the Funds may be treated as "qualified dividend income," which is currently taxable to individuals at a maximum rate of 15%, to the extent that such Funds receive qualified dividend income from domestic corporations and certain qualified foreign corporations and certain holding period and other requirements are met. The shareholder must also generally satisfy a more than 60-day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the 15% rate on such distribution. For corporate shareholders, a portion of the dividends received from the Blended Funds may qualify for the corporate dividends received deduction. The favorable treatment of any qualified dividend income is scheduled to expire after 2010.

MainStay Investments will mail your tax report each year by February 15. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which, if any, as tax-exempt income, and which, if any, as long-term capital gains.

The Funds may be required to withhold U.S. Federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. Federal income tax liability.

Return of Capital

If a Fund's distributions exceed its income and capital gains realized in any year, such excess distributions will constitute a return of capital for federal income tax purposes. A return of capital generally will not be taxable to you at the time of the distribution, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell shares.

However, if a Fund has available capital loss carryforwards to offset its capital gains realized in any year, and its distributions exceed its income alone, all or a portion of the excess distributions may not be treated, for tax purposes, as a return of capital, and would be taxable to shareholders as ordinary income.

The Funds will normally distribute any capital gains to shareholders in December.

Exchanges

An exchange of shares of one MainStay Fund for shares of another will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxation.

Seek professional assistance. Your financial adviser can help you keep your investment goals coordinated with your tax considerations. However, regarding tax advice, always rely on your tax adviser. For additional information on federal, state and local taxation, see the SAI.

Do not overlook sales charges. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

Know With Whom You Are Investing

Who Runs the Funds' Day-to-Day Business?

The Board of Trustees of MainStay Funds Trust (the "Board"), oversees the actions of the Manager, the Subadvisor and the Distributor and decides on general policies governing the operations of the Funds. The Board also oversees the Funds' officers, who conduct and supervise the daily business of the Funds.

New York Life Investment Management LLC ("New York Life Investments" or "Manager"), 51 Madison Avenue, New York, New York 10010, serves as the Funds' Manager. In conformity with the stated policies of the Funds, New York Life Investments administers each Fund's business affairs and manages the investment operations of each Fund and the composition of the portfolio of each Fund, subject to the supervision of the Board. The Manager commenced operations in April 2000 and is an indirect, wholly-owned subsidiary of New York Life.

The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Funds. The Manager has delegated its portfolio management responsibilities for the Funds to the Subadvisor and is responsible for supervising the Subadvisor in the execution of its responsibilities.

The Manager also pays the salaries and expenses of all personnel affiliated with the Funds, except for the independent members of the Board, and all operational expenses that are not the responsibility of the Funds, including the fees paid to the Subadvisor. Pursuant to a management contract with each Fund, the Manager is entitled to receive fees from each Fund, accrued daily and payable monthly.

As the Funds have not commenced operations as of the date of this prospectus, they have not paid any management fees to New York Life Investments.

Information regarding the Board's approval of the investment management contract and subadvisory contract for each Fund will be found in the Fund's Annual Report for the fiscal year ended December 31, 2009.

The Manager is not responsible for records maintained by the Funds' Subadvisor, custodian, transfer agent or dividend disbursing agent except to the extent expressly provided in the Management Agreement between the Manager and the Fund.

Pursuant to an agreement with New York Life Investments, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111-2900 ("State Street") provides sub-administration and sub-accounting services for the Funds. These services include calculating daily net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective net asset values, and assisting New York Life Investments in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by New York Life Investments.

Who Manages Your Money?

New York Life Investments serves as Manager of the assets of the Funds. New York Life Investments, a Delaware limited liability company, commenced operations in April 2000. New York Life Investments is an indirect, wholly-owned subsidiary of New York Life. As of June 30, 2009, New York Life Investments and its affiliates managed approximately $236 billion in assets.

Section 15(c) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Funds. The Manager and the Funds have obtained an exemptive order (the "Order") from the SEC permitting the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the Independent Directors/Trustees, to hire or terminate unaffiliated subadvisors and to modify any existing or future sub-advisory agreement with unaffiliated subadvisors without shareholder approval. This authority is subject to certain conditions. Each Fund will notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor. Please see the Statement of Additional Information for more information on the Order. The initial sole shareholder of each Fund has approved the manager-of-managers arrangement.

The fees paid to the Subadvisor are paid out of the management fee paid to the Manager and are not additional expenses of each Fund.

Under the supervision of the Manager, the Subadvisor is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for them; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms for the Funds. For these services, the Subadvisor is paid a monthly fee by the Manager, not the Funds. (See the SAI for a description of fees.)

Epoch Investment Partners, Inc. ("Epoch"), 640 Fifth Avenue, 18th Floor, New York, New York 10019, serves as the Subadvisor to the Funds. Epoch was founded in April 2004 as a Delaware corporation. As of June 30, 2009, the firm managed approximately $7.8 billion in assets.

Portfolio Managers:

The Subadvisor uses a team of portfolio managers and analysts acting together to manage each Fund's investments. The senior members of each Fund's portfolio management team who are jointly and primarily responsible for the Fund's day-to-day management are set forth below.

MainStay Epoch U.S. Equity Fund	William Priest, David Pearl and Michael Welhoelter
MainStay Epoch Global Choice Fund	William Priest, David Pearl and Michael Welhoelter
MainStay Global Equity Yield Fund	Eric Sappenfield, William Priest and Michael Welhoelter
MainStay International Small Cap Fund	Emily Baker, William Priest and Michael Welhoelter

Portfolio Manager Biographies:

The following section provides biographical information about each of the Fund's portfolio managers and certain other investment personnel. Additional information regarding the portfolio managers' compensation, other accounts managed by these portfolio managers and their ownership of shares of the Funds each manages is available in the SAI.

Emily Baker	Ms. Baker has managed the MainStay Epoch International Small Cap Fund since inception. Ms. Baker joined Epoch in 2007, where she is a key member of both the Non-U.S. and Global investment teams. Prior to joining Epoch, Ms. Baker was a partner with Level Global from 2006 to 2007, a $2 billion hedge fund. Prior to that, she was with Artisan Partners from 2003 to 2006 where she was a key member of the $2.5 billion International Small Cap portfolio team as well as the larger EAFE portfolio team. Prior to Artisan, Ms. Baker held the role of Partner and Managing Director at Chilton Investment Company from 1999 to 2002 where she helped manage European equity portfolios. Prior to Chilton, Ms. Baker served as an analyst at BEA/Credit Suisse Asset Management from 1995 to 1998 where she helped manage $4 billion of European assets. She holds a BA in Economics and MBA in Finance from Vanderbilt University.
David Pearl	Mr. Pearl has managed the MainStay Epoch U.S. Equity Fund and the MainStay Epoch Global Choice Fund since inception. Mr. Pearl joined Epoch in 2004. Prior to joining Epoch, Mr. Pearl was a Managing Director and Portfolio Manager at Steinberg Priest & Sloane Capital Management, LLC from 2001 to 2004, where he was responsible for both institutional and private client assets. Previously, he held a similar portfolio management position at ING Furman Selz Asset Management from 1997 to 2001, where he was responsible for $200 million of institutional and private client assets. He also founded and managed Sagacity International Ltd., a long/short hedge fund from 1997 to 2001. Prior to that, he was a Senior Portfolio Manager at Citibank Global Asset Management from 1994 to 1997. While at Citibank Global Asset Management, Mr. Pearl managed over $200 million of mutual fund and institutional accounts, and ranked in the top decile of performance versus his peer group. Prior to Citibank, Mr. Pearl was an officer and senior analyst of BEA Associates, predecessor to Credit Suisse Asset Management – Americas from 1986 to 1989. Mr. Pearl received a BS in Mechanical Engineering from the University of Pennsylvania and an MBA from Stanford University Graduate School of Business.
William Priest, CFA	Mr. Priest has managed the Funds since inception. Before founding Epoch Investment Partners in 2004, Mr. Priest was a Co-Managing Partner and Portfolio Manager at Steinberg Priest & Sloane Capital Management, LLC from 2001 to 2004. Prior to joining Steinberg Priest, he was a Member of the Global Executive Committee of Credit Suisse Asset Management (CSAM) from 1997 to 2001, Chairman and Chief Executive Officer of Credit Suisse Asset Management Americas from 1990 to 2001 and CEO and Portfolio Manager of its predecessor firm BEA Associates, which he co-founded in 1972. During his 30 year tenure at BEA and CSAM, Mr. Priest developed the firm into a well-recognized investment manager with over $100 billion under management. He is a CFA charterholder, CPA, and a graduate of Duke University and the University of Pennsylvania's Wharton Graduate School of Business. Mr. Priest is a Director of Globe Wireless, InfraRedX and a Member of the Council on Foreign Relations.
Eric Sappenfield	Mr. Sappenfield has managed the MainStay Epoch Global Equity Yield Fund since inception. Prior to joining Epoch in 2006, Mr. Sappenfield was a research analyst at Spear Leads & Kellogg from 2004 to 2006 where he was responsible for credit/risk assessment. Previously, he was a senior analyst at Steinberg Priest & Sloane from 2002 to 2006 focusing on high yield bonds and equities of leveraged companies. Additional experience in his 21 year plus career includes senior analytical roles at The Carlyle Group, Travelers, and Jeffries and Co. Mr. Sappenfield holds a BA degree from Stanford University and an MBA from the University of California, Los Angeles.
Michael Welhoelter, CFA	Mr. Welhoelter has managed the Funds since inception. Mr. Welhoelter joined Epoch in 2005. Prior to joining Epoch, Mr. Welhoelter was a Director and Portfolio Manager in the Quantitative Strategies Group at Columbia Management Group, Inc. from 2001 to 2005. In this role, he managed over $5 billion of mutual funds and separately managed portfolios. Prior to joining Columbia Management Group, he was at Credit Suisse Asset Management Group (CSAM) from 1997 to 2001, where he was a portfolio manager in the Structured Equity group, overseeing long/short market neutral and large cap core products. Prior to joining CSAM, he was a portfolio manager and quantitative research analyst at Chancellor/LGT Asset Management from 1986 to 1997. Mr. Welhoelter holds a BA degree in Computer and Information Science from Colgate University. He is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts, and is CFA charterholder.
Financial Highlights

The financial highlights tables are intended to help you understand the Funds' financial performance for the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and capital gain distributions and excluding sales charges).

The financial highlights for MainStay Epoch U.S. Equity Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund and MainStay Epoch International Small Cap Fund reflect the historical financial highlights of the Epoch U.S. Large Cap Equity Fund, Epoch U.S. All Cap Equity Fund, Epoch Global Equity Shareholder Yield Fund and Epoch International Small Cap Fund, each a separate series of The World Funds, Inc. (the "Epoch Funds"), respectively. Upon completion of the reorganizations of the Epoch Funds with and into the Funds, expected on or about [November 18, 2009], the Class A and Class I shares of the Funds will assume the performance, financial and other historical information of the Class P shares and Institutional Class shares of the Epoch Funds, respectively.

The information for the fiscal years ended December 31, 2005 through 2008 has been audited by Tait, Weller Baker LLP, whose report, along with the Funds' financial statements (when they were the Epoch Funds), are included in the annual reports of the Epoch Funds, which are available upon request.

MainStay Epoch U.S. Equity Fund
(Selected per share data and ratios)

December 3, 2008* through December 31,
Class I**	2008
Net asset value at beginning of period	$10.00
Net investment income (loss)	0.01
Net realized and unrealized gain (loss) on investments	0.85
Total from investment operations	0.86
Less dividends and distributions:
From net investment income	(0.01)
Total dividends and distributions	(0.01)
Net asset value at end of period	$10.85
Total investment return	8.59%
Ratios (to average net assets) / Supplemental Data: (1)
Net investment income (loss)	1.28%†
Net expenses (2)	1.09%†
Portfolio turnover rate	1.25%
Net assets at end of period (in 000's)	$98,778
*	Commencement of operations
**	Class I shares were formerly Institutional Class shares of the Epoch U.S. Large Cap Equity Fund.
†	Annualized
(1)	Per share data based on average shares outstanding during the period.
(2)	Expense ratio - net reflects the effect of the management fee waivers.

MainStay Epoch Global Choice Fund
(Selected per share data and ratios)

	Year ended December 31,		August 15, 2006* through December 31,
Class A**	2008(1)	2007	2006
Net asset value at beginning of period	$17.43	$16.97	$15.31
Net investment income (loss)	0.02	0.01	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(6.58)	1.45	1.67
Total from investment operations	(6.56)	1.46	1.66
Less dividends and distributions:
From net investment income	(0.03)	(0.01)	--
From net realized gain on investments	-- (2)	(1.05)	--
Total dividends and distributions	(0.03)	(1.06)	--
Paid-in capital from redemption fees (Note 5)	-- (2)	0.06	--
Net asset value at end of period	$10.84	$17.43	$16.97
Ratios (to average net assets) / Supplemental Data: (3)
Total investment return	(37.63%)	8.90%	10.84%
Net investment income (loss)	0.21%	0.01%	(0.21%)†
Net expenses (4)	1.54%	1.54%	1.54%†
Portfolio turnover rate	47.36%	42.96%	63.87%
Net assets at end of period (in 000's)	$339	$120	$142
*	Commencement of operations
**	Class A shares were formerly Class P shares of the Epoch U.S. All Cap Equity Fund.
†	Annualized
(1)	Per share data based on average shares outstanding during the period.
(2)	Less than one cent per share.
(3)	Management fee waivers reduced the expense ratio and increased net investment income ratio by 0.21% for the year ended December 31, 2008, 0.41% for the year ended December 31, 2007 and 0.43% for the year ended December 31, 2006.
(4)	Expense ratio - net reflects the effect of the management fee waivers.
	Year ended December 31,			July 25, 2005* through December 31,
Class I**	2008(1)	2007	2006	2005
Net asset value at beginning of period	$17.47	$16.99	$14.91	$15.00
Net investment income (loss)	0.05	0.04	0.01	-- (2)
Net realized and unrealized gain (loss) on investments	(6.41)	1.54	2.07	(0.09)
Total from investment operations	(6.36)	1.58	2.08	(0.09)
Less dividends and distributions:
From net investment income	(0.05)	(0.05)	-- (2)	--
From net realized gain on investments	-- (2)	(1.05)	--	--
Total dividends and distributions	(0.05)	(1.10)	--	--
Paid-in capital redemption fees (Note 5)	-- (2)	--	--	--
Net asset value at end of period	$11.06	$17.47	$16.99	$14.91
Total investment return	(36.37)%	9.27%	13.96%	0.60%
Ratios (to average net assets) / Supplemental Data: (3)
Net investment income (loss)	0.42%	0.26%	0.05%	(0.07)%†
Net expenses (4)	1.29%	1.29%	1.29%	1.29%†
Portfolio turnover rate	47.36%	42.96%	63.87%	16.96%
Net assets at end of period (in 000's)	$56,715	$34,911	$27,108	$14,088
*	Commencement of operations
**	Class I shares were formerly Institutional Class shares of the Epoch U.S. All Cap Equity Fund.
†	Annualized
(1)	Per share data based on average shares outstanding during the period.
(2)	Less than one cent per share.
(3)	Management fee waivers reduced the expense ratio and increased net investment income ratio by 0.21% for the year ended December 31, 2008, 0.41% for the year ended December 31, 2007, 0.43% for the year ended December 31, 2006 and 1.26% for the period ended December 31, 2005.
(4)	Expense ratio - net reflects the effect of the management fee waivers in 2005.

MainStay Epoch Global Equity Yield Fund
(Selected per share data and ratios)

	Year ended December 31,		August 2, 2006* through December 31,
Class A**	2008(1)	2007	2006
Net asset value at beginning of period	$17.72	$17.94	$16.00
Net investment income (loss)	0.59	0.69	0.19
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(6.18)	0.79	1.99
Total from investment operations	(5.59)	1.48	2.18
Less dividends and distributions:
From net investment income	(0.48)	(0.72)	(0.21)
From net realized gain on investments	(0.08)	(0.99)	(0.03)
Return of capital	(0.05)	--	--
Total dividends and distributions	(0.61)	(1.71)	(0.24)
Paid-in capital from redemption fees (Note 5)	-- (2)	0.01	--
Net asset value at end of period	$11.52	$17.72	$17.94
Ratios (to average net assets) / Supplemental Data:
Total investment return	(32.19%)	8.34%	13.73%
Net investment income (loss)	4.01%	3.97%	2.74%†
Net expenses	1.18%	1.16%	1.30%†
Portfolio turnover rate	71.64%	46.95%	32.40%
Net assets at end of period (in 000's)	$16,480	$19,390	$1,593
*	Commencement of operations
**	Class A shares were formerly Class P shares of the Epoch Global Equity Shareholder Yield Fund.
†	Annualized
(1)	Per share data based on average shares outstanding during the period.
(2)	Less than one cent per share.
	Year ended December 31,			December 27, 2005* through December 31,
Class I**	2008(1)	2007	2006	2005
Net asset value at beginning of period	$17.75	$18.02	$14.92	$15.00
Net investment income (loss)	0.66	0.77	0.63	0.00	(2)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(6.24)	0.72	3.13	(0.08)
Total from investment operations	(5.58)	1.49	3.76	(0.08)
Less dividends and distributions:
From net investment income	(0.51)	(0.77)	(0.63)	--
From net realized gain on investments	(0.08)	(0.99)	(0.03)	--
Return of capital	(0.05)	--	--	--
Total dividends and distributions	(0.64)	(1.76)	(0.66)	--
Paid-in capital redemption fees (Note 5)	-- (2)	-- (2)	-- (2)	--
Net asset value at end of period	$11.53	$17.75	$18.02	$14.92
Total investment return	(32.10)%	8.28%	25.71%	(0.53)%
Ratios (to average net assets) / Supplemental Data:
Net investment income (loss)	4.40%	4.21%	3.88%	(1.10	)%†
Net expenses	0.93%	0.91%	1.05%	1.10	%(3)(4)†
Portfolio turnover rate	71.64%	46.95%	32.40%	0.00%
Net assets at end of period (in 000's)	$297,513	$535,229	$272,016	$71,432
*	Commencement of operations
**	Class I shares were formerly Institutional Class shares of the Epoch Global Equity Shareholder Yield Fund
†	Annualized
(1)	Per share data based on average shares outstanding during the period.
(2)	Less than one cent per share.
(3)	Management fee waivers reduced the expense ration and increased net investment income ration by 2.49% for the period ended December 31, 2005.
(4)	Expense ratio - net reflects the effect of the management fee waivers in 2005.

MainStay Epoch International Small Cap Fund
(Selected per share data and ratios)

	Year ended December 31,		August 2, 2006* through December 31,
Class A**	2008(1)	2007	2006
Net asset value at beginning of period	$23.39	$23.49	$21.20
Net investment income (loss)	0.03	(0.04)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(11.51)	3.39	3.63
Total from investment operations	(11.48)	3.35	3.61
Less dividends and distributions:
From net investment income	--	(0.01)	(0.00)
From net realized gain on investments	(0.94)	(3.48)	(1.32)
Total dividends and distributions	(0.94)	(3.49)	(1.32)
Paid-in capital from redemption fees (Note 5)	0.01	0.04	--
Net asset value at end of period	$10.98	$23.39	$23.49
Ratios (to average net assets)/Supplemental Data:
Total investment return	(49.01%)	14.54%	17.10%
Net investment income (loss)	0.17%	(0.10%)	(0.41%)†
Net expenses	1.74%	1.70%	1.80%†
Portfolio turnover rate	106.91%	139.73%	74.83%
Net assets at end of period (in 000's)	$1,098	$2,858	$268
*	Commencement of operations
**	Class A shares were formerly Class P shares of the Epoch International Small Cap Fund.
†	Annualized
(1)	Per share data based on average shares outstanding during the period.
	Year ended December 31,			January 25, 2005* through December 31,
Class I**	2008(1)	2007	2006	2005
Net asset value at beginning of period	$23.77	$23.91	$18.26	$15.00
Net investment income (loss)	0.06	0.04	(0.01)	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(11.69)	3.31	7.00	3.24
Total from investment operations	(11.63)	3.35	6.99	3.26
Less dividends and distributions:
From net investment income	(0.04)	(0.01)	(0.02)	--
From net realized gain on investments	(0.94)	(3.48)	(1.32)	--
Total dividends and distributions	(0.98)	(3.49)	(1.34)	--
Paid-in capital redemption fees (Note 5)	-- (2)	--	--	--
Net asset value at end of period	$11.16	$23.77	$23.91	$18.26
Total investment return	(48.89)%	14.12%	38.40%	21.73%
Ratios (to average net assets) / Supplemental Data:
Net investment income (loss)	0.30%	0.15%	0.11%	0.13	%†
Net expenses	1.49%	1.45%	1.55%	1.73	%†
Portfolio turnover rate	106.91%	139.73%	74.83%	48.91%
Net assets at end of period (in 000's)	$149,505	$451,242	$286,841	$115,681
*	Commencement of operations
**	Class I shares were formerly Institutional Class shares of the Epoch International Small Cap Fund.
†	Annualized
(1)	Per share data based on average shares outstanding during the period.
(2)	Less than one cent per share.

No dealer, salesman or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the Statement of Additional Information ("SAI"), in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Prospectus and the SAI do not constitute an offer by the Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.

Statement of Additional Information

Provides more details about the Funds. The current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

Annual/Semi-Annual Reports

Provide additional information about the Funds' investments and include discussions of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

To obtain information:

More information about the Funds, including the SAI and the Annual/Semi-Annual Reports, is or will be available, without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 800-MAINSTAY (624-6782), visit our website at mainstayinvestments.com, or write to NYLIFE Distributors LLC, Attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

You can also review and copy information about the Funds (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). This information is also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov or writing the SEC's Public Reference Section, Washington, DC 20549-0102.

NYLIFE Distributors LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054
NYLIFE Distributors LLC is the Distributor of the MainStay Funds Trust

SEC File Number: 811-22321

For more information call 800-MAINSTAY (624-6782) or visit our website at mainstayinvestments.com.

PART C. OTHER INFORMATION

ITEM 23. EXHIBITS

(a)	Declaration of Trust

(1)	Certificate of Trust as filed with the State of Delaware on April 28, 2009 – Previously filed as Exhibit (a)(1) to Registrant’s Initial Registration Statement on Form N-1A*

(2)	Declaration of Trust dated April 8, 2009 – Previously filed as Exhibit (a)(2) to Registrant’s Initial Registration Statement on Form N-1A*

(b)	By-Laws of the Registrant dated April 8, 2009 – Previously filed as Exhibit (b) to Registrant’s Initial Registration Statement on Form N-1A*

(c)	Instruments Defining Rights of Security Holders

(1)
The Registrant does not issue Certificates.  See Article III, “Shares,” and Article V, “Shareholders’ Voting Powers and Meetings” of Declaration of Trust of the Registrant.  See Above.  See Article III, “Meetings of Shareholders,” and Article VIII, “Inspection of Records and Reports” of Registrant’s Bylaws.  See Above.*

(d)	Investment Advisory Contracts

(1)	Management Agreement between the Registrant and New York Life Investment Management LLC dated [__], 2009 **

a.	Form of Expense Limitation Agreement dated [__], 2009**

(2)	Subadvisory Agreement between New York Life Investment Management LLC and Epoch Investment Partners, Inc. dated [__], 2009**

(e)	Underwriting Contracts

(1)	Distribution Agreement between the Registrant and NYLIFE Distributors, Inc.**

(2)	Form of Soliciting Dealer Agreement**

(f)	Bonus or Profit Sharing Contracts – Inapplicable

(g)	Custodian Agreements

(1)	Master Custodian Agreement with Investors Bank & Trust Company dated June 30, 2005**

a.	Extension Agreement (with regard to Master Custodian Agreement) with State Street Bank & Trust Company dated January 31, 2008**

b.	Amendment to Master Custodian Agreement with State Street Bank & Trust Company dated [__], 2009 to add the Registrant as a party to the Agreement**

c.	Amendment to Extension Agreement (with regard to Master Custodian Agreement) with State Street Bank & Trust Company dated [__], 2009 to add the Registrant as a party to the Agreement**

(2)	Master Delegation Agreement with Investors Bank & Trust Company dated June 30, 2005**

a.	Amendment to Master Delegation Agreement with State Street Bank & Trust Company dated [__], 2009 to add the Registrant as a party to the Agreement **

(h)	Other Material Contracts

(1)	Transfer Agency Agreements

a.	Amended and Restated Transfer Agency and Service Agreement with NYLIM Service Company LLC dated October 1, 2008**

i.	Amendment to Transfer Agency Fee Schedule dated [__], 2009**

ii.	Amendment to Amended and Restated Transfer Agency and Service Agreement with NYLIM Service Company LLC dated [__], 2009 to add the Registrant as a party to the Agreement**

b.	Form of Sub-Transfer Agency and Service Agreement between NYLIM Service Company LLC and Boston Financial Data Services, Inc. dated October 1, 2005**

i.	Amendment to Sub-Transfer Agency and Service Agreement between NYLIM Service Company LLC and Boston Financial Data Services, Inc. dated October 1, 2008**

ii.	Amendment to Sub-Transfer Agency and Service Agreement between NYLIM Service Company LLC and Boston Financial Data Services, Inc. dated [__], 2009 to add the Registrant as a party to the Agreement**

(2)	Sub-Accounting and Sub-Administration Agreements

a.	Master Fund Sub-Accounting and Sub-Administration Agreement between New York Life Investment Management LLC and Investors Bank & Trust Company dated June 30, 2005**

i.
Extension Agreement (with regard to Master Fund Sub-Accounting and Sub-Administration Agreement) between New York Life Investment Management LLC and State Street Bank & Trust Company dated January 31, 2008**

ii.
Amendment to Master Fund Sub-Accounting and Sub-Administration Agreement between New York Life Investment Management LLC and State Street Bank & Trust Company dated [__], 2009 to add the Registrant as a party to the Agreement**

(3)	Form of Indemnification Agreement**

(i)	Opinion of counsel with respect to the legality of the securities being registered**

(j)	Other Opinions

(1)	Consent of Independent Registered Public Accounting Firm – Filed herewith

(k)	Omitted Financial Statements – Inapplicable

(l)	Initial Capital Agreements – Inapplicable

(m)	Rule 12b-1 Plan

(1)	Form of Plan of Distribution Pursuant to Rule 12b-1 for Investor Class shares of Registrant**

(2)	Form of Plan of Distribution Pursuant to Rule 12b-1 for Class A shares of Registrant**

(3)	Form of Plan of Distribution Pursuant to Rule 12b-1 for Class B shares of Registrant**

(4)	Form of Plan of Distribution Pursuant to Rule 12b-1 for Class C shares of Registrant**

(n)	Rule 18f-3 Plan

(1)	Multiple Class Plan Pursuant to Rule 18f-3**

(o)	Reserved

(p)	Codes of Ethics

(1)	Code of Ethics of Registrant**

(2)	Code of Ethics of New York Life Investment Management Holdings LLC**

(3)	Code of Ethics of Epoch Investment Partners, Inc.**

(4)	Code of Ethics of NYLIFE Distributors, Inc.**

Other Exhibits

(1)	Powers of Attorney – Previously filed as Exhibit (1) to Registrant’s Initial Registration Statement on Form N-1A*

______________
* Incorporated by reference.
** To be filed by amendment

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 25. INDEMNIFICATION

New York Life Insurance Company maintains Directors & Officers Liability insurance coverage. The policy covers the Directors, Officers, and Trustees of New York Life, its subsidiaries and certain affiliates, including MainStay Funds Trust (the “Registrant”). Subject to the policy's terms, conditions, deductible and retentions, Directors, Officers and Trustees are covered for claims made against them while acting in their capacities as such. The primary policy is issued by Zurich-American Insurance Company, and the excess policies are issued by various insurance companies. The issuing insurance companies may be changed from time to time and there is no assurance that any or all of the current coverage will be maintained by New York Life.

Article VII of Registrant's Declaration of Trust states as follows:

Section 3. Indemnification.

(a)           For purposes of this Section 3 and Section 5 of this Article VII and any related provisions of the By-laws, “Agent” means any Person who is, was or becomes an employee or other agent of the Trust who is not a Covered Person; “Proceeding” means any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including appeals); and “liabilities” and “expenses” include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and all other liabilities whatsoever.

(b)           Subject to the exceptions and limitations contained in this Section, as well as any procedural requirements set forth in the By-Laws:

(i)           every person who is, has been, or becomes a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against any and all liabilities and expenses reasonably incurred or paid by him in connection with the defense of any Proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee or officer, and against amounts paid or incurred by him in the settlement thereof;

(ii)           every Person who is, has been, or becomes an Agent of the Trust may, upon due approval of the Trustees (including a majority of the Trustees who are not Interested Persons of the Trust), be indemnified by the Trust, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by him in connection with the defense of any Proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been an Agent, and against amounts paid or incurred by him in the settlement thereof;

(iii)           every Person who is serving or has served at the request of the Trust as a director, officer, partner, trustee, employee, agent or fiduciary of another domestic or foreign corporation, partnership, joint venture, trust, other enterprise or employee benefit plan (“Other Position”) and who was or is a party or is threatened to be made a party to any Proceeding by reason of alleged acts or omissions while acting within the scope of his or her service in such Other Position, may, upon due approval of the Trustees (including a majority of the Trustees who are not Interested Persons of the Trust), be indemnified by the Trust, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by him in connection with the defense of any Proceeding in which he becomes involved as a party or otherwise by virtue of his being or having held such Other Position, and against amounts paid or incurred by him in the settlement thereof;

(c)           Without limitation of the foregoing and subject to the exceptions and limitations set forth in this Section, as well as any procedural requirements set forth in the By-Laws, the Trust shall indemnify each Covered Person who was or is a party or is threatened to be made a party to any Proceedings, by reason of alleged acts or omissions within the scope of his or her service as a Covered Person, against judgments, fines, penalties, settlements and reasonable expenses (including attorneys’ fees) actually incurred by him in connection with such proceeding to the maximum extent consistent with state law and the 1940 Act.

(d)           No indemnification shall be provided hereunder to any Person who shall have been adjudicated by a court or body before which the proceeding was brought (i) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (collectively, “Disabling Conduct”) or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust.

(e)           With respect to any Proceeding disposed of (whether by settlement, pursuant to a consent decree or otherwise) without an adjudication by the court or other body before which the Proceeding was brought, no indemnification shall be provided to a Trustee, officer, Agent or other Person unless there has been a dismissal of the Proceeding by the court or other body before which it was brought for insufficiency of evidence of any Disabling Conduct with which such Trustee, officer, Agent or other Person has been charged or a determination that such Trustee, officer, Agent or other Person did not engage in Disabling Conduct:

(i)           by the court or other body before which the Proceeding was brought;

(ii)           by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the Proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

(iii)           by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(f)           The Trust’s financial obligations arising from the indemnification provided herein or in the By-Laws (i) may be insured by policies maintained by the Trust; (ii) shall be severable; (iii) shall not be exclusive of or affect any other rights to which any Person may now or hereafter be entitled; and (iv) shall continue as to a Person who has ceased to be subject to indemnification as provided in this Section as to acts or omissions that occurred while the Person was indemnified as provided herein and shall inure to the benefit of the heirs, executors and administrators of such Person.  Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, may be entitled, and other persons may be entitled by contract or otherwise under law.

(g)           Expenses of a Person entitled to indemnification hereunder in connection with the defense of any Proceeding of the character described in paragraphs (a) and (b) above may be advanced by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 3; provided, however, that either (i) such Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Person will be found entitled to indemnification under Section 3.

Section 5. Insurance.

The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Person entitled to indemnification from the Trust in connection with any proceeding in which he or she may become involved by virtue of his or her capacity or former capacity entitling him or her to indemnification hereunder.

In addition, each Trustee has entered into a written agreement with the Registrant pursuant to which the Registrant is contractually obligated to indemnify the Trustees to the fullest extent permitted by law and by the Declaration of Trust and Bylaws of the Registrant.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISOR

New York Life Investment Management LLC (“New York Life Investments”) acts as the investment adviser for each series of the following open-end registered management investment companies: MainStay Funds Trust, Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc., MainStay VP Series Fund, Inc. and The MainStay Funds.

Certain information on each executive officer of New York Life Investments is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years of the Funds for his or her own account or in the capacity of director, officer, partner or trustee. The address of New York Life Investments is 51 Madison Avenue, New York, NY 10010.

NAME	POSITION(S) WITH NEW YORK LIFE INVESTMENT MANAGEMENT LLC	OTHER BUSINESS
Gary E. Wendlandt	Chairman; Chairman of the Board; Chairman of the Compensation Committee; Member of the Audit Committee
Chairman, Chairman of the Board and Chairman of the Compensation Committee of New York Life Investment Management Holdings LLC; Chairman of the Board, Chairman and President and Member of the Executive Committee of NYLIFE LLC; Principal Director of Fianzas Monterrey, S.A.; Second Vice Chairman of HSBC New York Life Seguros de Retiro (Argentina) S.A.; Second Vice Chairman of Maxima S.A. AFJP; Vice Chairman in charge of Investment and Finance of New York Life Insurance and Annuity Corporation; Manager, Executive Vice President and Member of the Audit and Compensation Committees, and Chairman of Investment Committee of New York Life International LLC; Manager of NYL Executive Benefits LLC; Principal Director of Seguros Monterrey New York Life, S.A. de C.V.; Manager and Member of the Audit Committee of Institutional Capital LLC, Madison Capital Funding LLC, MacKay Shields LLC and McMorgan &Company LLC and Chairman of the Compensation Committee for ICAP, Madcap, MacKay and McMorgan; Manager of the Compensation Committee of NYLCAP Manager LLC; Director of Jacob Ballas Capital Pvt., Ltd.; and Director of NYLINK Insurance Agency Incorporated; Manager, Chairman of the Investment Committee and Member of the Audit and Compensation Committees, Executive Vice President, New York Life International, LLC; Vice Chairman in charge of Investment &Finance, NYLIFE Insurance Company of Arizona; Second Vice Chairman of HSBC New York Life Seguros de Vida (Argentina) S.A.

John Y. Kim	Manager; President and Chief Executive Officer
Executive Vice President and Member of the Executive Management Committee, New York Life Insurance Company; Manager, Chief Executive Officer and President, New York Life Investment Management Holdings, LLC; Chairman of the Board and Member of the Audit Committee and Compensation Committee, Madison Capital Funding LLC and McMorgan & Company LLC; Manager and Member of the Audit Committee and Compensation Committee, MacKay Shields LLC, Chairman of the Board and Member of the Compensation Committee, NYLCAP Manager LLC and Institutional Capital; Chairman of the Board and Chief Executive Officer, NYLIFE Distributors LLC; Executive Vice President (effective 9/19/08), NYLIFE Insurance Company of Arizona

Patrick G. Boyle	Executive Vice President
Executive Vice President of New York Life Investment Management Holdings LLC; Director of New York Life Trust Company and Member of the Executive, Management and Investment, and Examining and Audit Committees; Senior Vice President of New York Life Insurance Company; Manager of Madison Capital Funding LLC

Frank J. Ollari	Executive Vice President
Executive Vice President of New York Life Investment Management Holdings LLC; Manager and Member of the Audit Committee of NYLCAP Manager LLC; Director of NYLIM Real Estate Inc.; Senior Vice President of NYLIFE Insurance Company of Arizona; Senior Vice President of New York Life Insurance and Annuity Corporation; Senior Vice President of New York Life Insurance Company

Barry A. Schub	Executive Vice President
Senior Vice President of New York Life Insurance Company; Executive Vice President of New York Life Investment Management Holdings LLC; Manager and Member of the Audit Committee of NYLIFE Distributors LLC; Manager and Member of the Compensation Committee of Institutional Capital LLC and Manager of MacKay Shields LLC

David G. Bedard	Senior Managing Director; Chief Financial Officer	Senior Managing Director and Chief Financial Officer of New York Life Investment Management Holdings LLC; Senior Managing Director and Chief Financial Officer of NYLIFE Distributors LLC
Stephen P. Fisher	Senior Managing Director; Chief Marketing Officer
Manager, President and Chief Operating Officer of NYLIFE Distributors LLC; Chairman of the Board of NYLIM Service Company; President of The Mainstay Funds, Eclipse Funds, Eclipse Funds Inc., Mainstay VP Series Fund, Inc. and ICAP Funds, Inc.

Alison H. Micucci	Senior Managing Director; Chief Compliance Officer
Senior Managing Director and Chief Compliance Officer of New York Life Investment Management Holdings LLC, McMorgan & Company LLC and Madison Square Investors LLC; Senior Managing Director - Compliance of NYLIFE Distributors LLC; Chief Compliance Officer of NYLCAP Manager LLC; Senior Vice President of The Mainstay Funds, Eclipse Funds, Eclipse Funds Inc., Mainstay VP Series Fund, Inc. and ICAP Funds, Inc.;

Susan L. Paternoster	Senior Managing Director; Head of Information Technology	None
George S. Shively	Senior Managing Director; General Counsel; Secretary
Senior Managing Director, General Counsel and Secretary of New York Life Investment Management Holdings LLC; Senior Vice President and Associate General Counsel of New York Life Insurance Company; Secretary of Institutional Capital LLC, MacKay Shields LLC and Madison Capital Funding LLC

Jefferson C. Boyce	Senior Managing Director
Director and Member of the Executive, and Management and Investment Committees of New York Life Trust Company; Senior Managing Director - New York Life Relationship Management of NYLIFE Distributors LLC; Senior Vice President of New York Life Insurance Company

Thomas A. Clough	Senior Managing Director
Chairman of the Board and Member of the Examining and Audit Committee and Management and Investment Committee of New York Life Trust Company; Senior Managing Director - Retirement Services of NYLIFE Distributors LLC; Senior Vice President of New York Life Insurance Company

Allan Dowiak	Senior Managing Director	None
Tony H. Elavia	Senior Managing Director	Executive Vice President of New York Life Trust Company; Senior Vice President of New York Life Insurance and Annuity Corporation; Manager and Chief Executive Officer of Madison Square Investors LLC
Anthony R. Malloy	Senior Managing Director	Senior Vice President of New York Life Insurance and Annuity Corporation; Senior Vice President of New York Life Insurance Company; Senior Vice President of NYLIFE Insurance Company of Arizona
Donald A. Salama	Senior Managing Director	Senior Managing Director - Retirement Services of NYLIFE Distributors LLC
John E. Schumacher	Senior Managing Director
Manager and Chief Executive Officer of NYLCAP Manager LLC; Principal of New York Life Capital Partners II, L.L.C.; Director of NYLCAP Holdings (Mauritius); Chief Executive Officer of New York Life Capital Partners III Genpar GP, LLC; Principal of New York Life Capital Partners L.L.C.; Chief Executive Officer of NYLIM Mezzanine GenPar GP, LLC

Richard C. Schwartz	Senior Managing Director	Investment Officer of New York Life Trust Company; Senior Vice President of New York Life Insurance Company
Mark W. Talgo	Senior Managing Director
President and Member of the Investment Committee of NYLIM Fund II GP, LLC; Director and President of NYLIM Real Estate Inc.; Executive Vice President of McMorgan & Company LLC; Senior Vice President of NYLIFE Insurance Company of Arizona; Senior Vice President of New York Life Insurance and Annuity Corporation; Senior Vice President of New York Life Insurance Company

Julia A. Warren	Senior Managing Director	Senior Vice President of New York Life Insurance and Annuity Corporation
Jae S. Yoon	Senior Managing Director	Senior Managing Director of MacKay Shields LLC; Member of the Board of Directors of New York Life Trust Company

Epoch Investment Partners, Inc. (“Epoch”) acts as the subadvisor for certain series of the following open-end registered management investment companies: MainStay Funds Trust, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc. and The MainStay Funds.

Certain information on each executive officer of Epoch is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years of the Funds for his or her own account or in the capacity of director, officer, partner or trustee. The address of Epoch is 640 Fifth Avenue, 18th Floor, New York, New York 10019.

NAME	POSITION(S) WITH EPOCH / PRINCIPAL OCCUPATION
Adam Borak	Chief Financial Officer
J. Philip Clark	Executive Vice President
David N. Pearl	Executive Vice President
Timothy T. Taussig	President and Chief Operating Officer
William W. Priest	Managing Director, Chief Executive Officer and Chief Investment Officer

ITEM 27. PRINCIPAL UNDERWRITERS

a. NYLIFE Distributors LLC acts as the principal underwriter for:

Eclipse Funds Inc. (File No. 33-36962)
Eclipse Funds (File No. 33-08865)
ICAP Funds, Inc. (File No. 33-86006)
MainStay Funds Trust (File No. 333-160918)
MainStay VP Series Fund, Inc. (File No. 2-86082)
The MainStay Funds (File No. 33-02610)
NYLIAC Variable Universal Life Separate Account I
NYLIAC Multi-Funded Annuity Separate Account I
NYLIAC Multi-Funded Annuity Separate Account II

NYLIAC Variable Annuity Separate Account I
NYLIAC Variable Annuity Separate Account II
NYLIAC Variable Annuity Separate Account III
NYLIAC Variable Life Insurance Separate Account
NYLIAC Corporate Sponsored Variable Universal Life Separate Account I
NYLIAC Institutionally Owned Life Insurance Separate Account

b.The Directors and Officers of NYLIFE Distributors LLC are as follows:

NAME	POSITION(S) WITH NYLIFE DISTRIBUTORS LLC	OTHER BUSINESS
John Y. Kim	Chairman of the Board and Chief Executive Officer	None
Christopher O. Blunt	Manager and Executive Vice President, Life and Annuity Distribution	None
Robert E. Brady	Manager and Managing Director, Operations	None
John A. Cullen	Manager and Chairman of the Audit Committee	None
Stephen P. Fisher	Manager, President and Chief Operating Officer	President
Barry A. Schub	Manager and Member of the Audit Committee	None
Scott L. Berlin	Executive Vice President, Non-COLI Variable Life Distribution	None
Robert J. Hebron	Executive Vice President, COLI Distribution	None
John R. Meyer	Executive Vice President of Variable Annuity and Agency Mutual Funds Distribution	None
Mark Taylor	Executive Vice President of McMorgan Distribution	None
Jefferson C. Boyce	Senior Managing Director, New York Life Relationship Management	None
Thomas A. Clough	Senior Managing Director, Retirement Services	None
Barbara McInerney	Senior Managing Director, Compliance	None
Alison H. Micucci	Senior Managing Director, Compliance	Senior Vice President
Donald A. Salama	Senior Managing Director, Retirement Services	None
David L. Bangs	Managing Director, Institutional Sales	None
Michael D. Coffey	Senior Managing Director, Mutual Funds -- NYLIM Product Division	None
Philip L. Gazzo	Managing Director, Mutual Funds -- Outside Broker-Dealer Distribution	None

Mark A. Gomez	Managing Director and Chief Compliance Officer	None
David G. Bedard	Senior Managing Director and Chief Financial Officer	None
Joseph J. Henehan	Managing Director, Retirement Services	None
Edward P. Linder	Managing Director, Variable Annuity and Agency Mutual Funds Distribution	None
Marguerite E. H. Morrison	Managing Director and Secretary	Chief Legal Officer and Secretary
Christopher V. Parisi	Managing Director, Mutual Funds, National Sales	None
Amanda Parness	Managing Director, Institutional Sales	None
Steven Sefeny	Managing Director, NYLIM Institutional Products Distribution	None
Stephen Fiacco	Managing Director, Mutual Funds – outside Broker-Dealer Distribution	None

c. Inapplicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained at the offices of the Registrant, New York Life Investment Management LLC and NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054. Records relating to the Registrant's transfer agent are maintained by NYLIM Service Company LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054. Records relating to the Registrant's custodian are maintained by State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111-2900.

ITEM 29. MANAGEMENT SERVICES.

Inapplicable.

ITEM 30. UNDERTAKINGS.

Inapplicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany in the State of New Jersey, on the 25th day of September, 2009.

MAINSTAY FUNDS TRUST

By: /s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on September 25, 2009.

SIGNATURE	TITLE

/s/ Stephen P. Fisher	President and Principal Executive Officer
Stephen P. Fisher

/s/ Susan B. Kerley*	Trustee and Chairman of the Board
Susan B. Kerley

/s/ John Y. Kim*	Trustee
John Y. Kim

/s/ Alan R. Latshaw*	Trustee
Alan R. Latshaw

/s/ Peter Meenan*	Trustee
Peter Meenan

/s/ Richard H. Nolan, Jr.*	Trustee
Richard H. Nolan, Jr.

/s/ Richard S. Trutanic*	Trustee
Richard S. Trutanic

/s/ Roman L. Weil*	Trustee
Roman L. Weil

/s/ John A. Weisser*	Trustee
John A. Weisser

/s/ Jack R. Benintende	Treasurer and Principal Financial
Jack R. Benintende	and Accounting Officer

*By: /s/ Marguerite E.H. Morrison
Marguerite E.H. Morrison
As Attorney-in-Fact

* Pursuant to Powers of Attorney filed as Exhibit (1) to the Registrant’s Initial Registration Statement on Form N-1A.

EXHIBIT INDEX

(j)(1)	Consent of Independent Registered Public Accounting Firm